UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21435

GENERAL ELECTRIC S&S INCOME FUND

(Exact name of registrant as specified in charter)

3001 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Address of principal executive offices) (Zip code)

GE ASSET MANAGEMENT, INC.

3001 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 12/31

Date of reporting period: 12/31/10

ITEM 1.	REPORTS TO STOCKHOLDERS.

S&S Program

Program Mutual Fund

Income Fund

Annual Report

December 31, 2010

The information on the following performance pages relates to the GE S&S Program Mutual Fund and GE S&S Income Fund (each a “Fund” and collectively the “Funds”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized.

Please call 800-242-0134 or visit the Funds’ website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500 Composite Index of stocks (S&P 500) and the Barclays Capital U.S. Aggregate Bond Index are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The results shown for the foregoing indices assume the reinvestment of net dividends or interest and are unaudited.

The peer universe of underlying funds used for the peer ranking calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Funds.

©2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views, expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., member of FINRA, is the principal underwriter and distributor of the S&S Program Funds and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Funds.

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George A. Bicher

Stephen V. Gelhaus

Thomas R. Lincoln

Paul C. Reinhardt

The GE S&S Program Mutual Fund is managed by a team of portfolio managers that includes George A. Bicher, Stephen V. Gelhaus, Thomas R. Lincoln, and Paul C. Reinhardt. Each of the foregoing portfolio managers manages (or co-manages) one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. The weightings to each sub-portfolio in the Fund, which can be changed at any time but generally remain stable for 18 to 24 months, are driven by the objective of keeping the Fund “style neutral” such that it combines both growth and value investment management styles and does not tend to favor either style.

George A. Bicher is a Senior Vice President of GE Asset Management Incorporated (GEAM). Mr. Bicher is Director of the U.S. Equity Research Team and has been a portfolio manager for the GE S&S Program Mutual Fund since January 2007. Mr. Bicher has held the position of equity research analyst since joining GEAM in June 2002. Prior to joining GEAM, he served in a number of positions at Deutsche Banc Alex Brown since 1994.

Stephen V. Gelhaus is a Senior Vice President of GEAM. He has been a member of the portfolio management team for the GE S&S Program Mutual Fund since January 2002. Mr. Gelhaus joined GEAM in June 1991 and was a research analyst in U.S. Equities from 1995 through 2001 and became an associate portfolio manager at GEAM in 1999.

Thomas R. Lincoln is a Senior Vice President of GEAM. He has served on the portfolio management team for the GE S&S Program Mutual Fund since May 2007. Mr. Lincoln joined GEAM in 1994 as a financial analyst in U.S. Equities. Mr. Lincoln became part of the investment management team for U.S. Equities at GEAM in 1997 and a portfolio manager for U.S. Equities in 2003.

Paul C. Reinhardt is a Senior Vice President of GEAM. He has been a member of the portfolio management team for the GE S&S Program Mutual Fund since January 2001. Mr. Reinhardt joined GEAM in 1982 as an equity analyst and has been a portfolio manager since 1987.

Q.	How did the Fund perform compared to its benchmarks and Morningstar peer group?

A.	The S&S Program Mutual Fund had a return of 10.71% for the twelve-month period ended December 31, 2010. The S&P 500 Index returned 15.06%, while the Fund’s Morningstar peer group of 1771 US Large Growth funds returned 15.40% over the same period.

Q.	What market conditions impacted the Fund performance?

A.

2010’s 15% advance did not feel like an easy climb for the S&P 500, amid ongoing debate around the durability of the economic expansion. Indeed, all U.S. equity indices were in negative territory at mid-year and over much of the summer, beset by concerns about the European debt crisis, persistently

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high unemployment levels and skyrocketing government debt. However, reassurances that the Fed would purchase additional treasury bonds in a $600B “quantitative easing-2” program ignited a mighty second-half rally. In this environment, cyclical sectors generally outperformed, while defensive sectors lagged. For the year, the S&P 500 consumer discretionary, industrials, materials and energy each advanced over 20%, while health care, utilities and IT lagged.

2010 was a challenging investment environment for large cap, high quality investors. Small and mid cap companies led in the early innings of economic recovery. Smaller companies also benefitted from increased M&A activity as larger companies looked to spend excess balance sheet cash on strategic acquisitions. Low quality also outperformed high quality, with an approximately 22% increase in S&P 500 C-rated companies, while the high-quality A-rated companies rose only 15%. We generally prefer to invest in high quality companies, and acknowledge that relative performance may be challenged in the early stages of an economic recovery, when higher-risk (i.e., lower quality) companies get re-rated. We continue to believe that higher quality companies make the best long-term investments, and a diversified portfolio of high quality large caps has the potential to outperform over a full market cycle.

Amid the year’s uncertainties, correlations of performance among S&P 500 stocks reached levels unseen since the Great Depression. It was difficult for the active manager to differentiate as top-down factors moved the markets, with fundamentals largely ignored. For example, Microsoft achieved and raised earnings estimates throughout the year, yet the stock lagged. This seeming disconnect between fundamentals, valuations and performance created a source of frustration for many large-cap active managers.

Q.	What were the primary drivers of Fund performance?

A.

After last year’s strong outperformance, the Fund struggled to keep pace in the investing environment generally favoring smaller-cap, low quality companies this year. The key contributions came from strong stock selection among telecommunications, utilities and industrials stocks, while stock selection within technology and health care weighed most on returns. The Fund benefited from strength in its wireless communications holdings, driven by rallies in NII Holdings (+33%) and American Tower (+20%). Nextel International climbed after successful spectrum auctions, and enjoyed a general relief rally as pressures from the failed Televisa deal subsided. American Tower benefited from strong secular growth in wireless data transmission and communications. Northeast Utilities (+28%) and Dominion (+15%) were top contributors within the utilities sector. As the recovery strengthened, several of our industrials holdings performed well, as illustrated by Honeywell (+39%) which generated strong free cash flow and earnings growth as the aerospace and material segments built momentum. The top-performer in the Fund was Baidu (+135%) as the dominant Chinese Internet search engine took share from Google as it left China. One of our holdings was the target of one of the year’s largest announced M&A transactions: Potash Corp. of Saskatchewan (+43%). We trimmed our position

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in this leading maker of potash fertilizer upon the announcement.

In terms of portfolio detractors, the technology sector saw a divergence in performance between the larger-cap, less cyclical companies and smaller, more economically-sensitive firms. For example, Cisco (-16%) experienced demand disappointments from the public sector and Europe. At the same time, Cisco’s smaller competitor Juniper (+38% and not held in the Fund) detracted from performance. The Fed’s move to cut debit fees hurt Visa (-19%) within technology services, although we believe that the selling was overdone in the stock. Research in Motion (-14%) declined amid U.S. share losses for BlackBerry. While we trimmed RIMM to reflect the shift in fundamentals, on the whole we continued to believe that there was ample growth in the smart phone market to support multiple competitors, especially outside of North America.

The Fund’s financials holdings also lagged, with Goldman Sachs (+1%) and CME (-3%) weighing most. Goldman Sachs plunged on news of the SEC fraud allegations that emerged in April. We continued to hold Goldman at a lighter weighting at the end of the year, as we believed that its fundamentals and market leadership were not broken. CME was hurt by decreased derivative transactions volumes during the year. Within health care, Gilead (-16%) and Amgen (-3%) both underperformed smaller biotech companies that enjoyed takeout premiums. We maintained our conviction in both stocks, and believed there is blockbuster potential for Amgen’s new bone- building therapy. The Fund’s modest overweight in health care stocks amplified the performance drag from these holdings.

Q.	Were there any significant changes to the Fund during the period?

A.	No. Our process remained consistent as we continued to seek large cap, high quality companies that we felt had the potential to grow market share during a slow, gradual recovery. We continued to emphasize companies with strong balance sheets and earnings stability, over more cyclical or leveraged opportunities. We became underweight in energy, due to our Transocean elimination and trims of Marathon Oil, Occidental Petroleum, Chevron and Halliburton. We took advantage of volatility around regulatory changes to increase our exposure to financials — ending the year with an overweight position. We initiated positions in Invesco, American Express and Wells Fargo, and increased our weightings in JPMorgan Chase, Bank of America and CME Group. We bolstered our materials holdings by adding to Allegheny Technologies and Monsanto. At December 31, 2010, the Fund’s largest overweights were in technology and materials, and the largest underweights were in consumer staples, industrials, consumer discretionary.

Valuations for many companies remain attractive, in our view. As the slow growth recovery continues, we believe that market share winners with strong balance sheets and management teams can survive, and have the potential to outperform. Amid changing market conditions in the past year, we have maintained our time-tested bottom-up stock selection approach with focus on a long-term investment horizon.

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Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchases payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the share class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

July 1, 2010 – December 31, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during period ($)*
Actual Fund Return**	1,000.00	1,221.40	0.90
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,024.11	0.82

*	Expenses are equal to the Fund’s annualized expense ratio of 0.16% (for the period July 1, 2010 - December 31, 2010), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

**	Actual Fund Return for the six-month period ended December 31, 2010 was: 22.14%. Past performance does not guarantee future results.

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Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and income by investing primarily in a diversified portfolio of common and preferred stocks of U.S. companies.

Top Ten Holdings

as of December 31, 2010 (as a % of Fair Value)(b)

Microsoft Corp.	3.35%
Schlumberger Ltd.	2.83%
PepsiCo Inc.	2.52%
QUALCOMM Inc.	2.50%
Apple Inc.	2.41%
JPMorgan Chase & Co.	2.38%
Honeywell International Inc.	2.08%
Exxon Mobil Corp.	2.06%
The Goldman Sachs Group Inc.	2.05%
Amgen Inc.	2.03%

Sector Allocation

as a % of the Fair Value of $3,926,562 (in thousands) as of December 31, 2010(b).

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/10

	One Year	Five Year	Ten Year
Fund’s rank in peer group:	1,559	478	297
Number of Funds in peer group:	1,771	1,589	1,299
Peer group average annual total return:	15.40%	2.22%	-0.69%
Morningstar category in peer group US OE: Large Growth

Change in Value of a $10,000 Investment

Average Annual Total Return

for the periods ended December 31, 2010

(Inception date: 01/01/80)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

GE S&S Program Mutual Fund	10.71%	3.68%	2.06%	12,256

S&P 500 Index	15.06%	2.29%	1.41%	11,508

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The Performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE S&S Program Mutual Fund	December 31, 2010

(dollars in thousands)

GE S&S Program Mutual Fund

	Number of Shares	Fair Value

Common Stock — 98.9%†

Advertising — 1.5%

Omnicom Group Inc.	1,323,026	$60,595

Aerospace & Defense — 4.3%

CAE Inc.	1,800,544	20,857
Hexcel Corp.	590,782	10,687	(a)
Honeywell International Inc.	1,539,583	81,844
Rockwell Collins Inc.	253,452	14,766
United Technologies Corp.	503,391	39,627
		167,781

Agricultural Products — 0.5%

Archer-Daniels-Midland Co.	608,801	18,313

Air Freight & Logistics — 0.3%

FedEx Corp.	136,963	12,739

Asset Management & Custody Banks — 4.4%

Ameriprise Financial Inc.	502,201	28,902
Invesco Ltd.	1,683,698	40,510
State Street Corp.	1,729,644	80,152	(e)
Bank of New York Mellon Corp.	744,260	22,477
		172,041

Automobile Manufacturers — 0.1%

O’Reilly Automotive Inc.	81,275	4,911

Biotechnology — 4.0%

Amgen Inc.	1,449,346	79,569	(a)
Gilead Sciences Inc.	2,102,117	76,181	(a)
		155,750

Cable & Satellite — 1.0%

DIRECTV	637,975	25,474	(a)
Liberty Global Inc.	460,735	15,614	(a)
		41,088

	Number of Shares	Fair Value

Coal & Consumable Fuels — 0.2%

Peabody Energy Corp.	126,007	$8,062

Communications Equipment — 4.6%

Cisco Systems Inc.	3,461,327	70,023	(a)
QUALCOMM Inc.	1,986,309	98,302
Research In Motion Ltd.	216,725	12,598	(a)
		180,923

Computer Hardware — 2.7%

Apple Inc.	292,841	94,459	(a)
Hewlett-Packard Co.	310,108	13,055
		107,514

Construction & Farm Machinery & Heavy Trucks — 1.3%

Cummins Inc.	212,263	23,351
Deere & Co.	261,377	21,707
Navistar International Corp.	100,794	5,837	(a)
		50,895

Consumer Finance — 0.6%

American Express Co.	275,882	11,841
Capital One Financial Corp.	243,183	10,350
		22,191

Data Processing & Outsourced Services — 3.0%

Western Union Co.	3,308,736	61,443
Visa Inc.	812,034	57,151
		118,594

Department Stores — 0.2%

Macy’s Inc.	341,119	8,630

Diversified Financial Services — 5.1%

Bank of America Corp.	3,032,682	40,456
Citigroup Inc.	3,617,967	17,113	(a)
JPMorgan Chase & Co.	2,203,756	93,483
US BanCorp	265,807	7,169
Wells Fargo & Co.	1,429,319	44,295
		202,516

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Program Mutual Fund	December 31, 2010

(dollars in thousands)

	Number of Shares	Fair Value

Diversified Metals & Mining — 0.5%

Freeport-McMoRan Copper & Gold Inc.	179,663	$21,576

Diversified Support Services — 0.2%

Iron Mountain Inc.	366,139	9,157

Drug Retail — 0.2%

CVS Caremark Corp.	205,446	7,143

Electric Utilities — 1.2%

Edison International	173,487	6,697
Entergy Corp.	114,138	8,084
ITC Holdings Corp.	103,272	6,401
NextEra Energy Inc.	212,649	11,056
Northeast Utilities	487,794	15,551
		47,789

Electrical Components & Equipment — 0.4%

Cooper Industries PLC	308,128	17,961

Electronic Components — 0.3%

Corning Inc.	575,915	11,127

Fertilizers & Agricultural Chemicals — 1.8%

Monsanto Co.	683,282	47,584
Potash Corporation of Saskatchewan Inc.	115,594	17,897
Mosaic Co.	57,938	4,424
		69,905

General Merchandise Stores — 1.5%

Target Corp.	980,083	58,932

Gold — 0.2%

Barrick Gold Corp.	182,620	9,712

Healthcare Distributors — 0.2%

Cardinal Health Inc.	205,446	7,871

	Number of Shares	Fair Value

Healthcare Equipment — 2.7%

Becton Dickinson and Co.	59,351	$5,016
Covidien PLC	1,556,718	71,080
ResMed Inc.	812,122	28,132	(a)
		104,228

Healthcare Services — 2.0%

Express Scripts Inc.	1,052,610	56,893	(a)
Medco Health Solutions Inc.	105,005	6,434	(a)
Omnicare Inc.	598,066	15,185
		78,512

Home Improvement Retail — 1.4%

Lowe’s companies Inc.	2,200,796	55,196

Home Building — 0.1%

MDC Holdings Inc.	92,918	2,673

Home Furnishing Retail — 0.2%

Bed Bath & Beyond Inc.	173,980	8,551	(a)

Hotels, Resorts & Cruise Lines — 0.6%

Carnival Corp.	485,080	22,367

Household Products — 1.9%

Clorox Co.	318,970	20,184
The Procter & Gamble Co.	854,003	54,938
		75,122

Independent Power Producers & Energy Traders — 0.3%

Calpine Corp.	372,130	4,964	(a)
The AES Corp.	700,747	8,535	(a)
		13,499

Industrial Gases — 1.1%

Praxair Inc.	473,295	45,185

Industrial Machinery — 0.1%

Eaton Corp.	31,011	3,148

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Program Mutual Fund	December 31, 2010

(dollars in thousands)

	Number of Shares	Fair Value

Integrated Oil & Gas — 5.8%

Chevron Corp.	502,202	$45,826
Exxon Mobil Corp.	1,103,690	80,702
Hess Corp.	179,229	13,718
Marathon Oil Corp.	319,584	11,834
Occidental Petroleum Corp.	147,167	14,437
Suncor Energy Inc.	1,639,158	62,763
		229,280

Integrated Telecommunication Services — 1.3%

AT&T Inc.	987,917	29,025
Verizon Communications Inc.	575,915	20,606
		49,631

Internet Retail — 0.1%

Amazon.com Inc.	21,597	3,887	(a)

Internet Software & Services — 2.7%

Baidu Inc. ADR	500,173	48,282	(a)
Equinix Inc.	233,678	18,989	(a)
Google Inc.	65,033	38,628	(a)
		105,899

Investment Banking & Brokerage — 2.4%

Morgan Stanley	487,313	13,260
Goldman Sachs Group Inc.	478,662	80,492
		93,752

IT Consulting & Other Services — 1.6%

International Business Machines Corp.	436,244	64,023

Life & Health Insurance — 2.3%

Aflac Inc.	370,738	20,921
MetLife Inc.	314,538	13,978
Principal Financial Group Inc.	531,614	17,309
Prudential Financial Inc.	637,466	37,426
		89,634

Life Sciences Tools & Services — 1.2%

Life Technologies Corp.	244,450	13,567	(a)

	Number of Shares	Fair Value

PerkinElmer Inc.	168,860	$4,360
Thermo Fisher Scientific Inc.	495,959	27,456	(a)
		45,383

Movies & Entertainment — 2.1%

News Corp.	1,364,477	19,867
Walt Disney Co.	509,464	19,110
Time Warner Inc.	1,373,389	44,182
		83,159

Multi-Line Insurance — 0.1%

Hartford Financial Services Group Inc.	85,115	2,255

Multi-Utilities — 0.5%

Dominion Resources Inc.	443,012	18,925

Oil & Gas Equipment & Services — 3.4%

Halliburton Co.	132,904	5,426
National Oilwell Varco Inc.	114,137	7,676
Schlumberger Ltd.	1,332,443	111,259
Weatherford International Ltd.	324,150	7,391	(a)
		131,752

Oil & Gas Exploration & Production — 1.6%

Apache Corp.	394,055	46,983
Devon Energy Corp.	124,043	9,739
Southwestern Energy Co.	157,257	5,886	(a)
		62,608

Oil & Gas Storage & Transportation — 0.7%

El Paso Corp.	1,538,722	21,173
Spectra Energy Corp.	287,958	7,196
		28,369

Packaged Foods & Meats — 1.2%

Kraft Foods Inc.	1,152,720	36,322
McCormick & Company Inc.	95,875	4,461
Nestle S.A. ADR	91,310	5,371
		46,154

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Program Mutual Fund	December 31, 2010

(dollars in thousands)

	Number of Shares	Fair Value

Pharmaceuticals — 2.7%

Bristol-Myers Squibb Co.	828,687	$21,944
Hospira Inc.	354,400	19,736	(a)
Johnson & Johnson	575,915	35,620
Novartis AG ADR	190,901	11,254
Pfizer Inc.	927,062	16,233
		104,787

Property & Casualty Insurance — 0.5%

ACE Ltd.	292,191	18,189

Railroads — 0.9%

Union Pacific Corp.	392,972	36,413

Real Estate Services — 0.4%

CB Richard Ellis Group Inc. (REIT)	718,193	14,709	(a)

Regional Banks — 0.1%

Regions Financial Corp.	490,116	3,431

Reinsurance — 0.4%

PartnerRe Ltd.	172,814	13,886

Security & Alarm Services — 0.4%

Corrections Corporation of America	677,795	16,985	(a)

Semiconductor Equipment — 0.3%

KLA-Tencor Corp.	303,608	11,731

Semiconductors — 2.5%

Intel Corp.	2,818,001	59,262
Microchip Technology Inc.	203,954	6,977
Texas Instruments Inc.	963,414	31,311
		97,550

Soft Drinks — 2.5%

PepsiCo Inc.	1,514,007	98,910

	Number of Shares	Fair Value

Specialized Finance — 2.0%

CME Group Inc.	241,107	$77,576

Steel — 1.8%

Allegheny Technologies Inc.	1,280,460	70,656

Systems Software — 4.6%

Microsoft Corp.	4,711,813	131,554
Oracle Corp.	1,595,946	49,953
		181,507

Wireless Telecommunication Services — 2.1%

American Tower Corp.	318,898	16,468	(a)
NII Holdings Inc.	1,506,060	67,261	(a)
		83,729

Total Common Stock (Cost $3,302,702)		3,886,967

	Principal Amount
Short-Term Investments — 1.0%

Time Deposit — 1.0%

State Street Corp.
0.01% 01/03/11	$39,595	39,595	(e)
(Cost $39,595)

Total Investments (Cost $3,342,297)		3,926,562

Other Assets and Liabilities, net — 0.1%		3,614

NET ASSETS — 100.0%		$3,930,176

See Notes to Schedules of Investments and Notes to Financial Statements.

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[PHOTO]

Paul M. Colonna

The GE S&S Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson and Vita Marie Pike. As lead portfolio manager for the Fund, Mr. Colonna has oversight authority over the Fund.

Paul M. Colonna is the President and Chief Investment Officer — Fixed Income and a Director at GEAM. Since January 2005, he has led the team of portfolio managers for the GE S&S Income Fund, as well as other fixed income funds managed by GEAM. Mr. Colonna became President — Fixed Income in March 2007. Prior to joining GEAM in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

William M. Healey is a Senior Vice President of GEAM. He has served on the portfolio management team for the GE S&S Income Fund since joining GEAM in 1996. Prior to joining GEAM, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Mark H. Johnson is a Senior Vice President of GEAM and a senior portfolio manager of Structured Products. He has been a member of the portfolio management team for the GE S&S Income Fund since September 2007. Mr. Johnson joined GE in 1998 in its Employers Reinsurance Corporation as a taxable income portfolio manager. Mr. Johnson joined GEAM as a Vice President and portfolio manager in 2002 and became a Senior Vice President and senior portfolio manager of Structured Products in 2007.

Vita Marie Pike is a Senior Vice President of GEAM. She has served on the portfolio management team for the GE S&S Income Fund since June 2004. Prior to joining GEAM in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

Q.	How did the S&S Income Fund perform compared to its benchmark?

A.	The S&S Income Fund returned 8.01% (net of fees) for the twelve-month period ended December 31, 2010 versus a return of 6.54% for the Barclays Capital U.S. Aggregate Bond Index and the Fund’s Morningstar peer group of 1,205 US OE Intermediate Term Bond funds returned on average 7.71% for the same period.

Q.	Discuss the factors that materially affected the Fund’s performance during the fiscal period.

A.

The fixed income market benefited from both declining interest rates and spread compression over the last fiscal period, producing positive price returns which added to income generated from coupon interest. U.S. 2-year and 10-year Treasury note yields ended the year at 0.59% and 3.29% respectively, down 54 basis points each. The U.S. 30-year bond finished the year yielding 4.33%, down 31 basis points. As the U.S. economy recovered in 2010 and growth

(Unaudited)

expectations for 2011 picked up, non-treasury securities outperformed treasury securities during the period due to tightening spreads. The Barclays Capital U.S. Credit Index yield spread narrowed 11 basis points, which contributed to a total return of 8.47% last year. Commercial mortgage-backed securities experienced the largest spread compression and led all sectors with an annual return of 20.4%. Yield spreads on high yield and emerging market debt also narrowed contributing to double digit returns for both (BC High Yield Index returned 15.12% and JPM EMBI-GD Index returned 12.24%).

The largest contributor to the Fund’s performance on an absolute basis and relative to its benchmark was the overweight positions in investment grade credit and commercial mortgage-backed securities plus non-index allocations to high yield and emerging market debt. Security selection within the agency and commercial MBS sectors added value as did an overweight in financial versus non-corporate issuers in investment grade credit. Duration positioning had a negative effect on performance, primarily in April and May when the Fund’s duration was shorter than that of the benchmark and U.S. interest rates fell significantly in a flight to quality away from risky assets brought on by the fiscal crises among the European peripheral countries, namely Greece, Ireland, Portugal and Spain. A small position in Greece bonds early in the year impacted performance negatively.

Q.	Were there any significant changes to the Fund during the period?

A.	Sector allocations did change throughout the year, primarily adding to non-treasury sectors vis-à-vis treasury securities. The underweight in agency MBS (approximately 10%) was brought back to a neutral weighting mid-year while the overweight in commercial MBS was increased during the first half of 2010 to roughly 7.5% and remained through year end. Allocations to high yield and emerging market debt were increased too after the flight to quality in May and finished the year around 8% each in the Fund. Duration relative to the benchmark remained short during most of the first half of 2010 but was brought back to neutral in the third quarter and tactically traded with a long bias towards the end of the year.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchases payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and services fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the share class under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both ”Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

July 1, 2010 – December 31, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during period ($)*
Actual Fund Return**	1,000.00	1,034.79	0.92
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,024.01	0.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.18% (for the period July 1, 2010 – December 31, 2010), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

**	Actual Fund Return for the six-month period ended December 31, 2010 was: 3.48%. Past performance does not guarantee future results.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek a high interest rate of return over a long-term period consistent with the preservation of capital by investing primarily in a variety of investment-grade debt securities, such as U.S. Government securities, mortgage-backed securities, corporate bonds and money market instruments.

Quality Ratings

as of December 31, 2010 as a % of Fair Value(b)

Moody’s/S&P/ Fitch Rating *	Percentage of Fair Value

Aaa / AAA	61.96%

Aa / AA	2.25%

A / A	12.28%

Baa / BBB	13.32%

Ba / BB and lower	10.19%

100.00%

*	Moody’s Investors Services Inc, Standard & Poor’s and Fitch are nationally recognized statistical rating organizations.

Sector Allocation

as a % of the Fair Value of $2,795,567 (in thousands) as of December 31, 2010(b).

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/10

	One Year	Five Year	Ten Year
Fund’s rank in peer group:	449	708	456
Number of Funds in peer group:	1,205	1,074	931
Peer group average annual total return:	7.71%	4.79%	5.02%
Morningstar Category in peer group: U.S. OE Intermediate-Term Bond

Change in Value of a $10,000 Investment

Average Annual Total Return

for the periods ended December 31, 2010

(Inception date: 01/03/80)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

GE S&S Income Fund	8.01%	4.97%	5.36%	16,928

Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%	17,633

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories. Past performance does not predict future performance. The performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE S&S Income Fund	December 31, 2010

(dollars in thousands)

GE S&S Income Fund

		Principal Amount	Fair Value

Bonds and Notes — 98.3%†

U.S. Treasuries — 18.0%

U.S. Treasury Bonds
3.88%	08/15/40	$144,378	$132,986	(h)
U.S. Treasury Notes
0.39%	04/30/12	16,186	16,317	(d)
1.25%	09/30/15	52,137	50,585	(h)
2.63%	08/15/20	261,593	248,002	(h)
3.25%	07/31/16	24,198	25,470
			473,360

Agency Mortgage Backed — 29.4%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	636	655	(h)
5.00%	07/01/35	313	333	(h,m)
5.00%	07/01/35 - 08/01/40	35,265	37,054	(h)
5.50%	05/01/20 - 01/01/38	7,915	8,583	(h)
5.50%	04/01/39 - 05/01/20	5,074	5,433	(h,m)
6.00%	06/01/17 - 11/01/37	18,197	20,033	(h)
6.00%	04/01/17 - 05/01/34	758	837	(h,m)
6.50%	07/01/29 - 07/01/29	50	56	(h)
7.00%	01/01/27 - 08/01/36	1,905	2,158	(h)
7.00%	10/01/16 - 07/01/34	166	187	(h,m)
7.50%	09/01/12 - 09/01/33	153	167	(h)
7.50%	12/01/30	123	141	(h,m)
8.00%	11/01/30	11	13	(h)
8.50%	04/01/30 - 05/01/30	34	41	(h)
9.00%	05/01/16 - 11/01/16	110	125	(h)
5.50%	TBA	18,645	19,869	(c)
Federal National Mortgage Assoc.
4.00%	05/01/19 - 10/01/40	66,772	66,611	(h)
4.50%	05/01/18 - 11/01/40	189,554	195,054	(h)
5.00%	07/01/20 - 11/01/40	70,147	73,937	(h)
5.32%	03/01/37	49	52	(i)

		Principal Amount	Fair Value

5.50%	01/01/14 - 01/01/39	$98,051	$105,490	(h)
5.53%	04/01/37	79	83	(i)
6.00%	02/01/14 - 08/01/36	31,501	34,810	(h)
7.00%	08/01/13 - 02/01/34	525	587	(h)
7.50%	08/01/13 - 03/01/34	1,979	2,265	(h)
8.00%	12/01/11 - 11/01/33	1,095	1,255	(h)
8.50%	04/01/30 - 05/01/31	159	184	(h)
9.00%	01/01/14 - 12/01/22	664	741	(h)
4.50%	TBA	100,705	103,364	(c)
5.00%	TBA	7,777	8,251	(c)
5.50%	TBA	10,210	10,976	(c)
6.00%	TBA	39,888	43,354	(c)
6.50%	TBA	6,768	7,521	(c)
Government National Mortgage Assoc.
2.63%	08/20/23 - 09/20/24	14	14	(h,i)
3.13%	11/20/21 - 10/20/25	15	16	(h,i)
3.38%	05/20/21 - 04/20/24	18	20	(h,i)
4.50%	08/15/33 - 09/15/34	3,909	4,086	(h)
5.00%	08/15/33	1,379	1,476	(h)
6.00%	04/15/27 - 09/15/36	3,411	3,800	(h)
6.50%	04/15/19 - 09/15/36	5,125	5,836	(h)
7.00%	03/15/12 - 10/15/36	2,209	2,487	(h)
7.50%	11/15/22 - 10/15/33	692	800	(h)
8.00%	11/15/29 - 06/15/30	11	13	(h)
8.50%	10/15/17	357	401	(h)
9.00%	11/15/16 - 12/15/21	1,066	1,208	(h)
5.50%	TBA	1,900	2,053	(c)
			772,430

Agency Collateralized Mortgage Obligations — 2.5%

Collateralized Mortgage Obligation Trust (Class B)
2.75%	11/01/18	162	152	(d,f,h,m)
Fannie Mae Whole Loan
0.97%	08/25/43	12,689	389	(g,n)
Federal Home Loan Mortgage Corp.
0.00%	09/25/43	14,773	129	(g,h,n)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2010

(dollars in thousands)

		Principal Amount	Fair Value

Federal Home Loan Mortgage Corp. REMIC
5.00%	02/15/38	$2,086	$200	(g,n)
5.00%	05/15/38	2,313	2,371
5.50%	04/15/17	387	11	(g,h,n)
Federal Home Loan Mortgage Corp. REMIC (Class YQ)
5.00%	05/15/17	238	15	(g,h,n)
Federal Home Loan Mortgage Corp. REMIC (Series 1980) (Class 1980)
7.50%	07/15/27	46	10	(g,h,n)
Federal Home Loan Mortgage Corp. REMIC (Series 2631) (Class DI)
5.50%	06/15/33	2,369	481	(g,h,n)
Federal Home Loan Mortgage Corp. REMIC (Series 2643) (Class IM)
4.50%	03/15/18	1,913	150	(g,h,n)
Federal Home Loan Mortgage Corp. REMIC (Series 2645) (Class BI)
4.50%	02/15/18	400	28	(g,h,n)
Federal Home Loan Mortgage Corp. REMIC (Series 2647) (Class DI)
4.50%	10/15/16	209	3	(g,h,n)
Federal Home Loan Mortgage Corp. REMIC (Series 2656) (Class IU)
5.00%**	04/15/28	112	—	(g,h,n)
Federal Home Loan Mortgage Corp. REMIC (Series 2722) (Class PI)
5.00%	06/15/28	257	6	(g,h,n)
Federal Home Loan Mortgage Corp. REMIC (Series 2763) (Class JI)
5.00%	10/15/18	1,443	130	(g,h,n)
Federal Home Loan Mortgage Corp. REMIC (Series 2781) (Class IC)
5.00%	11/15/17 - 05/15/18	1,239	63	(g,h,n)

		Principal Amount	Fair Value

Federal Home Loan Mortgage Corp. REMIC (Series 2795) (Class IC)
5.00%	07/15/17	$280	$10	(g,h,n)
Federal Home Loan Mortgage Corp. REMIC (Series 2852) (Class OJ)
14.25%	09/15/34	603	567	(d,f)
Federal Home Loan Mortgage Corp. REMIC (Series 2990) (Class TS)
6.49%	05/15/35	6,772	667	(g,n)
Federal Home Loan Mortgage Corp. REMIC (Series 33) (Class 33D)
8.00%	04/15/20	116	126	(h)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IA)
6.15%	05/15/37	6,925	1,079	(g,n)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IB)
6.15%	05/15/37	6,925	1,079	(g,n)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IC)
6.15%	05/15/37	6,925	1,079	(g,n)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class ID)
6.15%	05/15/37	6,925	1,079	(g,n)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IE)
6.15%	05/15/37	10,080	1,571	(g,n)
Federal Home Loan Mortgage Corp. STRIPS
8.00%	02/01/23 - 07/01/24	126	27	(g,h,n)
Federal Home Loan Mortgage Corp. STRIPS (Class IO)
5.00%	12/01/34	715	139	(g,m,n)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2010

(dollars in thousands)

		Principal Amount	Fair Value

Federal Home Loan Mortgage STRIPS
4.39%	08/01/27	$32	$26	(d,f,h)
Federal National Mortgage Assoc. REMIC
5.00%	08/25/38	2,299	2,335
5.00%	02/25/40	2,344	422	(g,n)
5.24%	01/25/37	10,381	1,255	(g,n)
5.74%	07/25/38 - 12/25/40	21,382	2,985	(g,n)
5.79%	11/25/40	14,726	2,454	(g,n)
6.07%	03/25/40	15,252	2,233	(g,n)
6.14%	12/25/36	7,921	945	(g,n)
Federal National Mortgage Assoc. REMIC (Class B)
2.52%	12/25/22	132	122	(d,f,h)
Federal National Mortgage Assoc. REMIC (Class BZ)
5.50%	01/25/33	2,924	3,188
Federal National Mortgage Assoc. REMIC (Class CS)
7.44%	08/25/16	353	6	(g,h,n)
Federal National Mortgage Assoc. REMIC (Class VZ)
5.00%	10/25/35	2,041	1,983
Federal National Mortgage Assoc. REMIC (Series 1992) (Class K)
8.00%	05/25/22	—	5	(g,h,n)
Federal National Mortgage Assoc. REMIC (Series 2003)
0.00%	05/25/18	946	110	(g,h,n)
5.00%	08/25/17	555	37	(g,h,n)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class HI)
5.00%	10/25/22	888	74	(g,h,n)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IJ)
5.00%	02/25/32	3,514	401	(g,h,n)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IO)
0.00%	12/25/42	2,471	106	(g,h,n)

		Principal Amount	Fair Value

Federal National Mortgage Assoc. REMIC (Series 2003) (Class KI)
4.50%	05/25/18	$257	$9	(g,h,n)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class SL)
16.04%	03/25/31	2,102	2,395	(h)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IA)
6.15%	06/25/37	5,387	877	(g,n)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IB)
6.15%	06/25/37	5,387	877	(g,n)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IC)
6.15%	06/25/37	5,387	877	(g,n)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class ID)
6.15%	06/25/37	5,387	877	(g,n)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IE)
6.15%	06/25/37	5,387	877	(g,n)
Federal National Mortgage Assoc. REMIC (Series 2007) (Class IF)
6.15%	06/25/37	8,214	1,336	(g,n)
Federal National Mortgage Assoc. REMIC (Series 2008) (Class ZW)
5.00%	07/25/38	1,835	1,851
Federal National Mortgage Assoc. STRIPS
6.00%	01/01/35 - 01/01/35	2,321	397	(g,h,n)
Federal National Mortgage Assoc. STRIPS (Class 2)
4.50%	08/01/35	3,554	644	(g,h,n)
5.00%	03/25/38	2,856	473	(g,n)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2010

(dollars in thousands)

		Principal Amount	Fair Value

5.50%	12/01/33	$910	$184	(g,h,n)
7.50%	11/01/23	569	98	(g,h,n)
8.00%	08/01/23 - 07/01/24	280	64	(g,h,n)
8.50%	03/01/17 - 07/25/22	398	72	(g,h,n)
9.00%	05/25/22	134	26	(g,h,n)
Federal National Mortgage Assoc. STRIPS (Series 354) (Class 1)
3.56%	11/01/34	2,653	2,322	(d,f,h)
Federal National Mortgage Assoc. STRIPS (Series 364) (Class 1)
4.50%	09/01/35	6,342	1,150	(g,h,n)
Federal National Mortgage Assoc. STRIPS (Series 378) (Class 1)
4.50%	01/01/36	4,740	859	(g,n)
Federal National Mortgage Assoc. STRIPS (Series 387) (Class 1)
5.00%	05/25/38	2,825	432	(g,n)
Government National Mortgage Assoc.
4.50%	05/20/38 - 11/20/39	7,894	5,056	(g,n)
5.00%	10/20/37 - 09/20/38	16,641	2,454	(g,n)
5.74%	11/20/39	29,725	4,515	(g,n)
5.99%	10/16/39	10,897	1,495	(g,n)
6.24%	01/16/39	18,425	2,894	(g,n)
Government National Mortgage Assoc. (Class IC)
5.99%	04/16/37	6,717	1,157	(g,n)
Vendee Mortgage Trust
0.38%	04/15/40	13,375	293	(g,h,n)
Vendee Mortgage Trust (Class 2003)
0.86%	05/15/33	7,831	312	(g,n)
			65,121

Asset Backed — 1.5%

AmeriCredit Automobile Receivables Trust (Series 2007) (Class A4B)
0.62%	04/07/14	7,417	7,396	(d,h)

		Principal Amount	Fair Value

Bayview Financial Acquisition Trust (Class A)
3.55%	02/28/44	$2,560	$2,390	(d,h)
Bear Stearns Asset Backed Securities Trust (Series 2003) (Class A)
4.40%	01/25/34	139	115	(d)
Capital One Multi-Asset Execution Trust (Class B)
1.48%	01/15/19	1,000	953	(d)
Chase Funding Mortgage Loan Asset-Backed Certificates (Class IB)
5.75%	05/25/32	273	157	(h,m)
Citicorp Residential Mortgage Securities Inc. (Series 2006) (Class A5)
6.04%	09/25/36	2,610	2,267	(h)
Countrywide Asset-Backed Certificates
1.12%	05/25/33	19	16
Countrywide Asset-Backed Certificates (Class 2A1)
2.22%	06/25/33	20	19	(d,h)
Countrywide Asset-Backed Certificates (Class 2A3)
1.30%	02/25/35	1,650	1,621	(h)
Countrywide Asset-Backed Certificates (Class 4A2A)
28.95%	05/25/36	1,191	1,034	(d)
Countrywide Asset-Backed Certificates (Class A)
1.00%	08/25/34	43	40	(h)
21.59%	04/25/32	84	51	(d,h)
Countrywide Asset-Backed Certificates (Class A1)
1.06%	03/25/33	408	343	(h)
Countrywide Asset-Backed Certificates (Class AF4)
5.31%	08/25/35	468	436
Countrywide Asset-Backed Certificates (Class AF6)
4.74%	10/25/35	2,207	2,004

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2010

(dollars in thousands)

		Principal Amount	Fair Value

Countrywide Asset-Backed Certificates (Series 2002) (Class A)
17.63%	08/25/32	$148	$96	(d,h)
First Franklin Mortgage Loan Asset Backed Certificates (Series 2005) (Class A2B)
8.03%	11/25/36	1,149	1,021	(d)
First Horizon Asset Back Trust (Class A)
36.77%	02/25/34	775	477	(d,h,i)
GSAA Trust (Class 2A2)
60.80%	01/25/36	10,000	6,195	(d,h,m)
GSAA Trust (Series 2004) (Class A1)
10.03%	05/25/34	345	265	(d,h)
Hertz Vehicle Financing LLC
2.60%	02/25/15	2,000	2,018	(b,h)
Indymac Residential Asset Backed Trust (Class 2A2)
85.27%	11/25/36	6,761	5,012	(d,h)
Irwin Home Equity Corp. (Class 1A1)
40.41%	02/25/36	378	193	(b,d)
Long Beach Mortgage Loan Trust (Class 2A3)
77.35%	05/25/36	1,854	759	(d,h)
Mid-State Trust (Class A3)
7.54%	07/01/35	659	666	(h,m)
Popular ABS Mortgage Pass-Through Trust (Class AF4)
5.30%	11/25/35	2,525	2,104
Residential Asset Mortgage Products Inc. (Class A2)
6.23%	06/25/32	66	54	(d)
Residential Asset Securities Corp. (Class A2)
48.54%	06/25/33	484	241	(d,h)
Residential Asset Securities Corp. (Series 2002) (Class AIIB)
31.64%	07/25/32	244	134	(d,h)

		Principal Amount	Fair Value

Residential Asset Securities Corp. (Series 2003) (Class AIIB)
46.15%	11/25/33	$459	$235	(d)
Residential Funding Mortgage Securities II Inc. (Class A12)
43.17%	02/25/34	84	43	(d)
SLM Student Loan Trust (Series 2004) (Class A1)
0.82%	06/15/18	2	2	(d,h,i)
Wachovia Asset Securitization Inc. (Series 2004) (Class A)
13.05%	06/25/34	490	421	(d,i,m)
			38,778

Corporate Notes — 32.9%

Abu Dhabi National Energy Co.
4.75%	09/15/14	1,000	1,036	(b,h)
6.25%	09/16/19	1,200	1,244	(b,h)
AES El Salvador Trust
6.75%	02/01/16	1,100	1,064	(b)
AES Panama S.A.
6.35%	12/21/16	1,632	1,750	(b,h)
Agilent Technologies Inc.
5.00%	07/15/20	2,934	2,978	(h)
5.50%	09/14/15	1,960	2,129	(h)
Air Jamaica Ltd.
9.38%	07/08/15	71	74
Alcoa Inc.
6.15%	08/15/20	3,544	3,639	(h)
Allergan Inc.
3.38%	09/15/20	5,933	5,596	(h)
Alliance One International Inc.
10.00%	07/15/16	3,858	3,954	(h)
ALROSA Finance S.A.
7.75%	11/03/20	2,600	2,727	(b)
8.88%	11/17/14	1,100	1,229	(b)
Ameren Illinois Co.
9.75%	11/15/18	3,752	4,813
American International Group Inc.
5.85%	01/16/18	1,500	1,547

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2010

(dollars in thousands)

		Principal Amount	Fair Value

American Tower Corp.
4.50%	01/15/18	$4,484	$4,445
Amsted Industries Inc.
8.13%	03/15/18	4,612	4,894	(b,h)
Anadarko Petroleum Corp.
6.20%	03/15/40	8,604	8,399	(h)
6.38%	09/15/17	1,497	1,631
Anheuser-Busch InBev Worldwide Inc.
3.63%	04/15/15	4,509	4,654
5.00%	04/15/20	6,132	6,481
5.38%	11/15/14	3,985	4,390	(b,h)
ARAMARK Corp.
8.50%	02/01/15	2,744	2,867	(h)
Arizona Public Service Co.
6.25%	08/01/16	3,165	3,537	(h)
AT&T Inc.
6.40%	05/15/38	9,083	9,655	(h)
6.70%	11/15/13	3,500	3,977	(h)
Avis Budget Car Rental LLC
9.63%	03/15/18	2,216	2,388
Ball Corp.
5.75%	05/15/21	3,105	3,004
Banco do Brasil Cayman
8.50%	10/29/49	2,150	2,475	(b,h,i)
Banco do Brasil S.A.
5.38%	01/15/21	1,000	980	(b)
Banco do Nordeste do Brasil S.A.
3.63%	11/09/15	500	488	(b)
Banco Mercantil del Norte S.A. (Series REGS)
6.14%	10/13/16	534	549	(i)
BanColombia S.A.
6.13%	07/26/20	520	532
Bank of America Corp.
4.50%	04/01/15	6,045	6,144	(h)
5.63%	07/01/20	10,100	10,297	(h)
5.75%	12/01/17	9,010	9,376	(h)
6.50%	08/01/16	4,155	4,509	(h)
BE Aerospace Inc.
8.50%	07/01/18	2,768	3,031	(h)

		Principal Amount	Fair Value

Boise Paper Holdings LLC
8.00%	04/01/20	$2,768	$2,962	(h)
Bombardier Inc.
7.75%	03/15/20	5,188	5,590	(b,h)
BP Capital Markets PLC
3.13%	10/01/15	1,486	1,485
4.50%	10/01/20	1,486	1,482
Braskem Finance Ltd.
7.00%	05/07/20	500	516	(b)
Calpine Corp.
7.25%	10/15/17	5,685	5,685	(b,h)
Cantor Fitzgerald LP
7.88%	10/15/19	1,292	1,331	(b,h)
Cargill Inc.
5.20%	01/22/13	2,139	2,308	(b,h)
6.00%	11/27/17	1,749	1,979	(b,h)
Case New Holland Inc.
7.88%	12/01/17	1,312	1,433	(b,h)
CBS Corp.
5.75%	04/15/20	2,785	2,960	(h)
5.90%	10/15/40	2,104	2,027
CCO Holdings LLC
7.88%	04/30/18	1,390	1,439
8.13%	04/30/20	1,664	1,751
Centrais Eletricas Brasileiras S.A.
6.88%	07/30/19	1,650	1,865	(b)
Central American Bank for Economic Integration
5.38%	09/24/14	2,780	2,966	(b,h)
CFG Investment SAC
9.25%	12/19/13	1,300	1,362
Chesapeake Energy Corp.
6.63%	08/15/20	3,141	3,094
7.25%	12/15/18	6,000	6,210	(h)
Cincinnati Bell Inc.
8.25%	10/15/17	4,890	4,841	(h)
8.75%	03/15/18	3,322	3,114	(h)
Citigroup Inc.
5.00%	09/15/14	4,695	4,857	(h)
5.13%	05/05/14	4,121	4,373	(h)
5.38%	08/09/20	6,505	6,759	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2010

(dollars in thousands)

		Principal Amount	Fair Value

6.13%	11/21/17	$1,497	$1,641
6.38%	08/12/14	8,733	9,652	(h)
8.50%	05/22/19	2,291	2,844
Clarendon Alumina Production Ltd.
8.50%	11/16/21	1,325	1,325	(b,h)
Community Health Systems Inc.
8.88%	07/15/15	4,930	5,176	(h)
Consolidated Edison Company of New York Inc.
6.65%	04/01/19	2,158	2,572	(h)
Consolidated Edison Company of New York Inc. (Series 2008)
5.85%	04/01/18	2,482	2,851	(h)
Corp Nacional del Cobre de Chile
3.75%	11/04/20	3,454	3,273	(b)
5.63%	09/21/35	554	566	(b,h)
COX Communications Inc.
6.25%	06/01/18	2,270	2,535	(b,h)
Credit Suisse First Boston International for CJSC The EXIM of Ukraine
7.65%	09/07/11	1,264	1,281
Crown Castle International Corp.
7.13%	11/01/19	5,140	5,436	(h)
Crown Castle Towers LLC
4.88%	08/15/40	2,783	2,675	(b)
6.11%	01/15/40	2,721	2,839	(b,h)
CSN Islands XII Corp.
7.00%	09/29/49	600	591	(b)
CVS Caremark Corp.
3.25%	05/18/15	3,026	3,075	(h)
5.75%	06/01/17	1,067	1,187	(h)
6.13%	09/15/39	6,040	6,453	(h)
Denbury Resources Inc.
8.25%	02/15/20	2,762	2,997	(h)
Development Bank of Kazakhstan JSC
5.50%	12/20/15	1,000	1,007	(b)
Digicel Ltd.
8.25%	09/01/17	700	717	(b)

		Principal Amount	Fair Value

DirecTV Holdings LLC
4.75%	10/01/14	$2,820	$3,005	(h)
5.88%	10/01/19	3,036	3,300	(h)
Dolphin Energy Ltd.
5.89%	06/15/19	2,307	2,469	(b,h)
Drummond Company Inc.
9.00%	10/15/14	2,955	3,154	(b,h)
DTEK Finance BV
9.50%	04/28/15	1,600	1,656	(b)
Dubai Electricity & Water Authority
6.38%	10/21/16	1,400	1,354	(b)
7.38%	10/21/20	1,400	1,309	(b)
El Paso Corp.
8.05%	10/15/30	2,768	2,808	(h)
Empresa Nacional del Petroleo
5.25%	08/10/20	2,117	2,116	(b,h)
6.25%	07/08/19	2,400	2,590	(b,h)
European Investment Bank
4.88%	01/17/17	7,600	8,470	(h)
Exelon Corp.
4.90%	06/15/15	4,078	4,349	(h)
Exelon Generation Company LLC
6.25%	10/01/39	3,367	3,389
Expedia Inc.
5.95%	08/15/20	3,139	3,155
Export-Import Bank of Korea
5.88%	01/14/15	332	360
Fibria Overseas Finance Ltd.
7.50%	05/04/20	837	879	(b)
First Horizon National Corp.
5.38%	12/15/15	2,985	3,013
Forest Oil Corp.
7.25%	06/15/19	2,892	2,935	(h)
FPL Group Capital Inc.
2.60%	09/01/15	5,900	5,778
France Telecom S.A.
2.13%	09/16/15	2,966	2,887

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2010

(dollars in thousands)

		Principal Amount	Fair Value

Frontier Communications Corp.
8.25%	04/15/17	$3,884	$4,263
Gaz Capital SA for Gazprom
8.13%	07/31/14	700	791	(b,h)
9.25%	04/23/19	1,250	1,536
Gazprom Via Gaz Capital S.A.
5.09%	11/29/15	1,200	1,230	(b)
Georgia-Pacific LLC
5.40%	11/01/20	2,281	2,255	(b)
Gerdau Trade Inc.
5.75%	01/30/21	1,000	1,003	(b)
Globo Comunicacao e Participacoes S.A.
6.25%	12/31/49	1,400	1,470	(b,h,j)
7.25%	04/26/22	1,690	1,817	(b,h)
Gold Fields Orogen Holding BVI Ltd.
4.88%	10/07/20	2,648	2,533	(b)
Goldman Sachs Capital I
6.35%	02/15/34	2,988	2,847
Hanesbrands Inc.
6.38%	12/15/20	1,900	1,805	(b)
Hartford Financial Services Group Inc.
5.50%	03/30/20	5,128	5,202	(h)
HCA Inc.
9.25%	11/15/16	5,653	6,031	(h)
Health Management Associates Inc.
6.13%	04/15/16	3,364	3,398	(h)
Hess Corp.
5.60%	02/15/41	2,948	2,927	(h)
Hidili Industry International Development Ltd.
8.63%	11/04/15	1,050	1,042	(b)
Host Hotels & Resorts Inc. (REIT)
6.00%	11/01/20	2,510	2,472	(b)
Host Hotels & Resorts LP (REIT)
9.00%	05/15/17	3,558	3,949

		Principal Amount	Fair Value

HSBC Finance Corp.
6.68%	01/15/21	$11,509	$11,627	(b)
Huntington BancShares Inc.
7.00%	12/15/20	2,089	2,199
IIRSA Norte Finance Ltd.
8.75%	05/30/24	2,962	3,295	(b,h)
Indo Integrated Energy BV
9.00%	06/01/12	2,100	2,210	(j)
Ingles Markets Inc.
8.88%	05/15/17	6,262	6,700	(h)
Intelsat Subsidiary Holding Company S.A.
8.88%	01/15/15	2,750	2,826	(h)
Intergas Finance BV
6.38%	05/14/17	300	315	(b)
6.88%	11/04/11	500	519
Intergen N.V.
9.00%	06/30/17	5,202	5,514	(b,h)
International Paper Co.
7.50%	08/15/21	3,896	4,602
IPIC GMTN Ltd.
3.13%	11/15/15	2,639	2,580	(b)
5.00%	11/15/20	2,639	2,586	(b)
Jarden Corp.
6.13%	11/15/22	2,315	2,211
JP Morgan Chase Capital XXV (Series Y)
6.80%	10/01/37	1,355	1,397
JPMorgan Chase & Co.
5.13%	09/15/14	7,475	7,954	(h)
JPMorgan Chase Bank NA
5.88%	06/13/16	2,391	2,615	(h)
6.00%	10/01/17	5,750	6,374
Kazakhstan Temir Zholy Finance BV
6.38%	10/06/20	600	626	(b)
6.50%	05/11/11	1,100	1,115
KazMunaiGaz Finance Sub BV
7.00%	05/05/20	1,000	1,040	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2010

(dollars in thousands)

		Principal Amount	Fair Value

9.13%	07/02/18	$500	$585	(b)
11.75%	01/23/15	500	621	(b)
Korea Development Bank
3.25%	03/09/16	4,426	4,304
Korea Hydro & Nuclear Power Company Ltd.
6.25%	06/17/14	1,500	1,646	(b)
Korea National Oil Corp.
5.38%	07/30/14	1,700	1,818	(b)
Kraft Foods Inc.
4.13%	02/09/16	2,989	3,138
5.38%	02/10/20	7,429	7,996
6.50%	02/09/40	2,947	3,302
Kreditanstalt fuer Wiederaufbau
3.50%	03/10/14	13,305	14,156	(h)
4.13%	10/15/14	8,804	9,573
4.50%	07/16/18	6,071	6,604
LBI Escrow Corp.
8.00%	11/01/17	2,520	2,788	(b)
Levi Strauss & Co.
7.63%	05/15/20	3,500	3,614
Lincoln National Corp.
6.25%	02/15/20	2,316	2,526
8.75%	07/01/19	3,133	3,919
Listrindo Capital BV
9.25%	01/29/15	1,800	2,030	(b)
Lloyds TSB Bank PLC
6.50%	09/14/20	3,557	3,273	(b)
Majapahit Holding BV
7.25%	10/17/11	2,456	2,542	(b)
7.75%	10/17/16 - 01/20/20	3,100	3,576	(b)
MBPS Finance Co.
11.25%	11/15/15	720	710	(b)
MDC-GMTN B.V.
7.63%	05/06/19	2,050	2,414	(b)
Merrill Lynch & Company Inc.
6.05%	08/15/12	3,502	3,708
6.88%	04/25/18	4,332	4,741
MetroPCS Wireless Inc.
6.63%	11/15/20	4,000	3,810

		Principal Amount	Fair Value

Midamerican Energy Holdings Co.
6.13%	04/01/36	$3,165	$3,419	(h)
Morgan Stanley
5.50%	01/26/20	5,795	5,842
5.63%	09/23/19	4,970	5,068
6.00%	04/28/15	2,134	2,311
Morgan Stanley (Series F)
6.63%	04/01/18	5,837	6,332
Mylan Inc.
7.88%	07/15/20	3,892	4,194	(b)
NAK Naftogaz Ukraine
9.50%	09/30/14	1,100	1,199
Nalco Company
6.63%	01/15/19	1,318	1,348	(b)
National Agricultural Cooperative Federation
4.25%	01/28/16	1,723	1,728	(b)
5.00%	09/30/14	1,398	1,469	(b)
National Power Corp.
4.53%	08/23/11	1,558	1,588	(i)
NET Servicos de Comunicacao S.A.
7.50%	01/27/20	700	803
News America Inc.
6.65%	11/15/37	4,331	4,797
Nexen Inc.
6.40%	05/15/37	7,435	7,204
Nile Finance Ltd.
5.25%	08/05/15	300	309
Nisource Finance Corp.
6.13%	03/01/22	2,424	2,612
NRG Energy Inc.
7.38%	02/01/16	5,455	5,591
Odebrecht Drilling Norbe VIII/IX Ltd.
6.35%	06/30/21	1,100	1,144	(b)
Oglethorpe Power Corp.
5.38%	11/01/40	2,996	2,869
Pacific Gas & Electric Co.
5.80%	03/01/37	2,045	2,167

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2010

(dollars in thousands)

		Principal Amount	Fair Value

6.05%	03/01/34	$5,769	$6,316
Pacific Rubiales Energy Corp.
8.75%	11/10/16	900	1,013	(b)
PacifiCorp
6.00%	01/15/39	2,000	2,206
6.25%	10/15/37	2,106	2,387
PAETEC Holding Corp.
8.88%	06/30/17	5,930	6,330
Pemex Finance Ltd.
9.03%	02/15/11	337	340	(h)
Pemex Project Funding Master Trust
6.63%	06/15/35 - 06/15/38	1,205	1,225
Petroleos Mexicanos
4.88%	03/15/15	4,030	4,242
6.00%	03/05/20	1,190	1,261
8.00%	05/03/19	550	663
Petroleum Company of Trinidad & Tobago Ltd.
6.00%	05/08/22	2,396	2,402
Petronas Capital Ltd.
5.25%	08/12/19	2,191	2,355	(b)
7.88%	05/22/22	600	773	(b)
Petronas Global Sukuk Ltd.
4.25%	08/12/14	300	314	(b)
Pioneer Natural Resources Co.
7.50%	01/15/20	4,672	5,130
Plains All American Pipeline LP Corp.
3.95%	09/15/15	2,968	3,067
4.25%	09/01/12	1,252	1,306
Plains Exploration & Production Co.
7.63%	06/01/18	4,388	4,618
Power Sector Assets & Liabilities Management Corp.
7.39%	12/02/24	700	829	(b)
Prudential Financial Inc.
3.63%	09/17/12	1,244	1,291
3.88%	01/14/15	4,916	5,072
6.20%	11/15/40	2,992	3,165
7.38%	06/15/19	2,509	2,958

		Principal Amount	Fair Value

PTTEP Australia International Finance Proprietary Ltd.
4.15%	07/19/15	$1,000	$996	(b)
Qatari Diar Finance QSC (REIT)
3.50%	07/21/15	500	499	(b)
5.00%	07/21/20	800	796	(b)
QVC Inc.
7.50%	10/01/19	3,626	3,816	(b)
RailAmerica Inc.
9.25%	07/01/17	2,907	3,194
Reliance Holdings USA Inc.
4.50%	10/19/20	750	716	(b)
Republic Services Inc.
5.25%	11/15/21	4,138	4,361
5.50%	09/15/19	1,743	1,901
Reynolds Group Issuer Inc.
7.75%	10/15/16	5,733	6,063	(b)
Roche Holdings Inc.
6.00%	03/01/19	4,215	4,901	(b)
Rockies Express Pipeline LLC
5.63%	04/15/20	3,866	3,737	(b)
RR Donnelley & Sons Co.
7.63%	06/15/20	3,396	3,638	(h)
RSHB Capital SA for OJSC Russian Agricultural Bank
6.30%	05/15/17	1,500	1,507	(b)
6.97%	09/21/16	1,000	997	(i)
Russian Railways
5.74%	04/03/17	600	624
Sinochem Overseas Capital Company Ltd.
4.50%	11/12/20	260	256	(b)
6.30%	11/12/40	260	266	(b)
Solutia Inc.
7.88%	03/15/20	2,768	2,962
Southern Copper Corp.
5.38%	04/16/20	3,988	4,032
6.75%	04/16/40	3,832	3,968
7.50%	07/27/35	2,000	2,220
Spirit Aerosystems Inc.
7.50%	10/01/17	1,758	1,828

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2010

(dollars in thousands)

		Principal Amount	Fair Value

Suzano Trading Ltd.
5.88%	01/23/21	$600	$588	(b)
Talecris Biotherapeutics Holdings Corp.
7.75%	11/15/16	2,100	2,279
Telecom Italia Capital S.A.
6.00%	09/30/34	3,168	2,629
Telefonica Emisiones SAU
3.73%	04/27/15	2,875	2,852
Teva Pharmaceutical Finance II BV
3.00%	06/15/15	5,863	5,965
Textron Inc.
6.20%	03/15/15	4,658	5,082
TGI International Ltd.
9.50%	10/03/17	500	561
The AES Corp.
8.00%	10/15/17 - 06/01/20	5,115	5,415	(h)
The Goldman Sachs Group Inc.
3.70%	08/01/15	5,242	5,341	(h)
5.38%	03/15/20	7,788	8,048	(h)
6.75%	10/01/37	1,486	1,519
The Kroger Co.
6.15%	01/15/20	4,302	4,875
The Potomac Edison Co.
5.35%	11/15/14	1,520	1,657	(h)
Time Warner Cable Inc.
6.75%	07/01/18	4,798	5,593
7.50%	04/01/14	2,027	2,325
Time Warner Inc.
3.15%	07/15/15	5,905	6,000
5.88%	11/15/16	3,262	3,682
6.20%	03/15/40	3,419	3,635
TNK-BP Finance S.A.
6.13%	03/20/12	1,100	1,149
Transocean Inc.
6.00%	03/15/18	900	945
6.80%	03/15/38	600	615
Union Electric Co.
6.70%	02/01/19	4,046	4,716

		Principal Amount	Fair Value

UnitedHealth Group Inc.
5.80%	03/15/36	$2,258	$2,291
UPC Germany GmbH
8.13%	12/01/17	2,600	2,717	(b)
USB Capital XIII Trust
6.63%	12/15/39	4,024	4,110
Valero Energy Corp.
6.13%	02/01/20	6,053	6,429
Verizon Communications Inc.
6.35%	04/01/19	4,426	5,108
6.40%	02/15/38	2,276	2,518
6.90%	04/15/38	2,140	2,496
VIP Finance Ireland Limited for OJSC Vimpel Communications (Class A)
8.38%	04/30/13	743	802	(b)
Virgin Media Finance PLC
8.38%	10/15/19	2,700	2,950
Vnesheconombank Via VEB Finance Ltd.
6.80%	11/22/25	1,100	1,097	(b)
VTB Capital S.A.
6.47%	03/04/15	1,700	1,770	(b)
WEA Finance LLC (REIT)
6.75%	09/02/19	6,185	6,890	(b)
7.50%	06/02/14	1,250	1,419	(b)
Weatherford International Limited Bermuda
6.75%	09/15/40	5,197	5,458
Williams Partners LP
5.25%	03/15/20	2,319	2,404
6.30%	04/15/40	4,093	4,260
Windstream Corp.
7.88%	11/01/17	7,283	7,656
Woodside Finance Ltd.
4.50%	11/10/14	6,628	6,967	(b)
Wyeth
5.50%	03/15/13	4,274	4,673
Wynn Las Vegas LLC
7.88%	05/01/20	3,894	4,167

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2010

(dollars in thousands)

		Principal Amount	Fair Value

Xstrata Finance Canada Ltd.
5.80%	11/15/16	$2,491	$2,733	(b)
			861,732

Non-Agency Collateralized Mortgage Obligations — 10.5%

Banc of America Commercial Mortgage Inc.
5.68%	07/10/46	3,000	3,022
5.74%	02/10/51	6,900	7,350	(h)
Banc of America Commercial Mortgage Inc. (Class A4)
5.63%	07/10/46	7,185	7,709	(h)
Banc of America Commercial Mortgage Inc. (Class AJ)
5.70%	07/10/46	1,490	1,359	(i)
Banc of America Commercial Mortgage Inc. (Class C)
5.70%	04/10/49	2,000	351	(h,m)
Banc of America Commercial Mortgage Inc. (Series 2006) (Class A4)
5.74%	05/10/45	5,000	5,474
Banc of America Funding Corp. (Class B1)
5.44%	03/20/36	1,637	30	(h,m)
Banc of America Mortgage Securities Inc. (Class B1)
4.62%	01/25/36	1,413	108	(h,m)
5.46%	02/25/36	1,366	118	(h,m)
Banc of America Mortgage Securities Inc. (Class B2)
4.62%	01/25/36	395	2	(h,m)
Bear Stearns Commercial Mortgage Securities
5.58%	09/11/41	5,225	5,288	(i)
5.76%	09/11/38	2,590	2,692	(i)
Bear Stearns Commercial Mortgage Securities (Class A M)
5.51%	04/12/38	2,750	2,928

		Principal Amount	Fair Value

Bear Stearns Commercial Mortgage Securities (Class A2)
5.41%	03/11/39	$1,472	$1,471	(h,i)
5.51%	04/12/38	796	798	(h)
Bear Stearns Commercial Mortgage Securities (Class A4)
5.47%	01/12/45	4,550	4,856	(h)
5.69%	06/11/50	4,970	5,269	(h)
Bear Stearns Commercial Mortgage Securities (Class AJ)
5.46%	03/11/39	2,200	2,073	(h,i)
5.72%	06/11/40	2,420	1,774	(h)
Bear Stearns Commercial Mortgage Securities (Class AM)
5.24%	12/11/38	2,070	2,088	(h)
5.92%	06/11/50	3,725	3,792	(h,m)
Bear Stearns Commercial Mortgage Securities (Series 2007) (Class D)
5.99%	09/11/42	700	305	(h,m)
Citigroup Commercial Mortgage Trust (Class AJ)
5.73%	03/15/49	2,370	2,232	(h,i)
Citigroup Commercial Mortgage Trust (Series 2006) (Class AJ)
5.48%	10/15/49	2,640	2,441	(h)
Commercial Mortgage Pass Through Certificates (Class AJ)
5.79%	06/10/46	3,010	2,906
Commercial Mortgage Pass Through Certificates (Class AM)
5.79%	06/10/46	4,510	4,694
Countrywide Commercial Mortgage Trust (Class AJ)
5.49%	07/12/46	2,000	1,825	(i)
5.91%	06/12/46	3,310	3,138	(i)
Countrywide Commercial Mortgage Trust (Class AM)
5.46%	07/12/46	3,000	3,028	(i)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2010

(dollars in thousands)

		Principal Amount	Fair Value

Credit Suisse First Boston Mortgage Securities Corp. (Class CB1)
5.33%	10/25/35	$1,610	$82	(h,m)
Credit Suisse Mortgage Capital Certificates (Class A3)
5.47%	09/15/39	3,967	4,161	(h)
Credit Suisse Mortgage Capital Certificates (Class C)
5.54%	02/15/39	5,500	4,010	(h)
Credit Suisse Mortgage Capital Certificates (Class CB1)
5.64%	02/25/36	946	73	(h,m)
Extended Stay America Trust
5.50%	11/05/27	6,000	5,907	(b)
Greenwich Capital Commercial Funding Corp.
5.88%	07/10/38	9,930	10,834	(h,i)
Greenwich Capital Commercial Funding Corp. (Class A2)
5.60%	12/10/49	5,280	5,528	(h)
Greenwich Capital Commercial Funding Corp. (Class AM)
5.88%	07/10/38	5,230	5,386	(i)
GS Mortgage Securities Corp II (Class AJ)
4.78%	07/10/39	500	444
Impac CMB Trust (Class 1A1)
4.41%	10/25/34	3,174	2,935	(d)
10.83%	04/25/35	1,527	1,220	(d,h)
Impac Secured Assets CMN Owner Trust (Class A1M)
5.00%	03/25/36	1,609	109	(d)
Indymac INDA Mortgage Loan Trust (Class B1)
4.50%	01/25/36	947	22	(h,m)
Indymac INDA Mortgage Loan Trust (Class B2)
4.50%**	01/25/36	72	—	(h,m)
Interstar Millennium Trust (Series 2004) (Class A)
0.60%	03/14/36	325	317	(d)

		Principal Amount	Fair Value

JP Morgan Alternative Loan Trust (Class 1A2)
2.12%	10/25/36	$82	$82	(d,h)
JP Morgan Chase Commercial Mortgage Securities Corp.
4.07%	11/15/43	2,110	2,006	(b)
5.87%	04/15/45	2,970	3,080	(h)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class A4)
5.34%	08/12/37	9,900	10,659	(h)
5.44%	06/12/47	6,960	7,294	(h)
5.79%	02/12/51	9,770	10,406	(h)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class AM)
5.44%	05/15/45	6,975	7,072
5.90%	02/12/51	4,780	4,805
JP Morgan Chase Commercial Mortgage Securities Corp. (Class B)
5.52%	04/15/43	2,090	1,761
JP Morgan Chase Commercial Mortgage Securities Corp. (Class F)
6.19%	02/12/51	1,080	270	(h,m)
LB-UBS Commercial Mortgage Trust
7.45%	01/15/36	20,676	874	(d,h,m)
LB-UBS Commercial Mortgage Trust ( Class A2)
6.15%	04/15/41	7,490	8,119	(i)
LB-UBS Commercial Mortgage Trust (Class A4)
4.95%	09/15/30	2,230	2,379
5.16%	02/15/31	2,970	3,172
5.66%	03/15/39	10,609	11,400	(h,i)
LB-UBS Commercial Mortgage Trust (Class AJ)
6.15%	04/15/41	1,160	958	(i)
LB-UBS Commercial Mortgage Trust (Class X)
4.00%	03/15/32	9,231	231	(d,h,m)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2010

(dollars in thousands)

		Principal Amount	Fair Value

LB-UBS Commercial Mortgage Trust (Series 2001) (Class B)
6.65%	07/14/16	$750	$751	(h,m)
LB-UBS Commercial Mortgage Trust (Series 2004) (Class X)
25.77%	12/15/39	38,416	480	(d,h,m)
MASTR Alternative Loans Trust (Class 15 AX)
5.00%	08/25/18	1,110	119	(g,h,m,n)
Medallion Trust (Series 2005) (Class A)
5.60%	08/22/36	1,114	1,080	(d)
Merrill Lynch Mortgage Trust (Class AJ)
5.66%	05/12/39	1,475	1,352	(i)
Merrill Lynch Mortgage Trust (Series 2006) (Class B)
5.66%	05/12/39	3,000	1,708
Morgan Stanley Capital I
5.16%	10/12/52	3,500	3,732	(i)
5.19%	11/14/42	1,630	1,755	(i)
5.73%	10/15/42	3,254	2,550
6.00%	01/15/21	2,181	1,963	(b,d)
Morgan Stanley Capital I (Class A3)
5.71%	07/12/44	3,000	3,200	(h)
Morgan Stanley Capital I (Class A31)
5.44%	02/12/44	2,017	2,088	(h)
Morgan Stanley Capital I (Class A4)
5.33%	11/12/41	1,380	1,461
5.81%	08/12/41	1,190	1,307	(i)
5.81%	12/12/49	8,880	9,489
Morgan Stanley Capital I (Class AJ)
5.39%	11/12/41	4,629	4,153	(h,i)
5.57%	11/12/49	3,000	2,812	(i)
5.73%	10/15/42	1,500	1,435	(i)
Morgan Stanley Capital I (Class AM)
6.11%	12/12/49	2,680	2,757	(i)

		Principal Amount	Fair Value

6.28%	01/11/43	$2,940	$3,019
Morgan Stanley Capital I (Class B)
5.73%	10/15/42	2,300	2,067
Morgan Stanley Capital I (Series 2006) (Class AM)
5.44%	03/12/44	4,200	4,343	(i)
MortgageIT Trust (Class A1)
10.63%	08/25/35	3,056	2,338	(d)
National RMBS Trust (Series 2004) (Class A1)
5.47%	03/20/34	463	460	(d)
OBP Depositor LLC Trust
4.65%	07/15/45	2,080	2,122	(b)
Opteum Mortgage Acceptance Corp. (Class A1A)
4.97%	02/25/35	694	671	(d,h)
Residential Funding Mortgage Securities I (Class M1)
5.75%**	01/25/36	1,125	—	(h,m)
Residential Funding Mortgage Securities I (Class M2)
5.75%**	01/25/36	117	—	(h,m)
Sequoia Mortgage Trust (Series 2004) (Class A2)
11.38%	06/20/34	201	166	(d,h)
Structured Asset Securities Corp.(Series 1996) (Class X1)
3.00%**	02/25/28	3,229	—	(d,m)
Thornburg Mortgage Securities Trust (Class A)
4.20%	04/25/43	312	291	(d)
Vornado DP LLC
6.36%	09/13/28	1,180	1,175	(b)
Wachovia Bank Commercial Mortgage Trust
6.02%	06/15/45	2,730	1,339
Wachovia Bank Commercial Mortgage Trust (Class A3)
5.25%	12/15/43	4,840	4,920

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2010

(dollars in thousands)

		Principal Amount	Fair Value

Wachovia Bank Commercial Mortgage Trust (Class AJ)
5.52%	01/15/45	$3,940	$3,875	(i)
5.74%	05/15/43	2,960	2,819	(i)
Wachovia Bank Commercial Mortgage Trust (Class AM)
5.47%	01/15/45	2,960	3,028	(i)
Wachovia Bank Commercial Mortgage Trust (Series 2006) (Class AJ)
5.99%	06/15/45	1,200	1,056	(i)
WAMU Commercial Mortgage Securities Trust (Series 2005) (Class AJ)
5.19%	05/25/36	2,970	2,994	(b)
Wells Fargo Mortgage Backed Securities Trust (Class B1)
5.50%	01/25/36 - 03/25/36	4,285	515	(h,m)
Wells Fargo Mortgage Backed Securities Trust (Class B2)
5.50%**	03/25/36	702	—	(h,m)
			276,107

Sovereign Bonds — 2.9%
Banco Nacional de Desenvolvimento Economico e Social
5.50%	07/12/20	200	206	(b)
6.50%	06/10/19	800	878	(b,h)
Democratic Socialist Republic of Sri Lanka
7.40%	01/22/15	700	772	(b)
8.25%	10/24/12	500	540
Financing of Infrastrucural Projects State Enterprise
8.38%	11/03/17	629	657	(b)
Government of Malaysia Sukuk Global Berhad
3.93%	06/04/15	800	830	(b)
Government of Argentina
2.50%	12/31/38	649	291	(j)
5.00%	08/03/12	2,598	620	(d,i)

		Principal Amount	Fair Value

7.00%	10/03/15	$930	$895
8.28%	12/31/33	668	619
Government of Belize
6.00%	02/20/29	1,636	1,440	(j)
Government of Brazil
5.63%	01/07/41	1,200	1,191	(h)
6.00%	02/20/29	521	458	(b,j)
8.00%	01/15/18	523	612	(h)
8.25%	01/20/34	1,107	1,475
Government of Brazilian
4.88%	01/22/21	4,655	4,748	(h)
Government of Colombia
6.13%	01/18/41	800	820	(h)
7.38%	03/18/19 - 09/18/37	1,500	1,785
Government of Costa Rica
10.00%	08/01/20	1,620	2,219	(b,h)
Government of Egypt
5.75%	04/29/20	1,700	1,751	(b,h)
Government of El Salvador
7.65%	06/15/35	1,130	1,195	(b,h)
Government of Grenada
2.50%	09/15/25	958	517	(b,h,j)
Government of Indonesia
10.38%	05/04/14	700	870	(b)
11.63%	03/04/19	247	366	(b)
Government of Lebanon
6.38%	03/09/20	1,810	1,887
Government of Lithuania
5.13%	09/14/17	500	493	(b)
6.75%	01/15/15	1,100	1,188	(b)
7.38%	02/11/20	500	552	(b)
Government of Panama
6.70%	01/26/36	1,050	1,171
Government of Peruvian
6.55%	03/14/37	1,624	1,778
7.35%	07/21/25	500	608
Government of Philippine
6.38%	10/23/34	1,000	1,060
6.50%	01/20/20	882	1,019
Government of Poland
6.38%	07/15/19	268	300

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2010

(dollars in thousands)

		Principal Amount	Fair Value

Government of Qatar
4.00%	01/20/15	$400	$414	(b)
5.25%	01/20/20	1,600	1,688	(b)
6.40%	01/20/40	1,100	1,193	(b)
Government of South Africa
5.50%	03/09/20	1,755	1,867
Government of Turkey
5.63%	03/30/21	1,460	1,518
6.75%	05/30/40	2,000	2,180
Government of Ukraine
6.88%	03/04/11	1,055	1,059	(b)
Government of Uruguay
6.88%	09/28/25	802	915
Government of Venezuela
1.29%	04/20/11	553	536	(i)
10.75%	09/19/13	2,638	2,539
Government of Vietnam
1.30%	03/12/16	250	222	(i)
Government of Philippine
6.38%	01/15/32	1,000	1,060
Korea Expressway Corp.
4.50%	03/23/15	1,800	1,851	(b)
Korea National Oil Corp.
2.88%	11/09/15	3,575	3,433	(b)
Lebanese Republic
5.15%	11/12/18	518	511
Province of Manitoba Canada
4.90%	12/06/16	2,120	2,361	(h)
Province of Quebec Canada
7.50%	09/15/29	3,115	4,277
Republic of Dominican
7.50%	05/06/21	1,900	2,047	(b,h)
9.50%	09/27/11	887	914
Republic of Ghana
8.50%	10/04/17	800	898	(b,h)
Republic of Indonesia
5.88%	03/13/20	550	604	(b)
Russian Foreign Bond — Eurobond
3.63%	04/29/15	1,200	1,202	(b)

		Principal Amount	Fair Value

5.00%	04/29/20	$1,200	$1,200	(b)
7.50%	03/31/30	1,739	2,011	(j)
United Mexican States
5.13%	01/15/20	888	926
6.05%	01/11/40	1,800	1,841
			75,078

Municipal Bonds and Notes — 0.6%

American Municipal Power-Ohio Inc.
8.08%	02/15/50	2,090	2,225
Municipal Electric Authority of Georgia
6.64%	04/01/57	6,930	6,774
New Jersey State Turnpike Authority
7.10%	01/01/41	1,495	1,620
7.41%	01/01/40	2,590	2,843
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	880	855
South Carolina State Public Service Authority
6.45%	01/01/50	1,495	1,535
			15,852

Total Bonds and Notes (Cost $2,551,587)			2,578,458

Other Investments — 0.3%

GEI Investment Fund
(Cost $7,277)			6,913	(k)

Total Investment in Securities (Cost $2,558,864)			2,585,371

See Notes to Schedules of Investments and Notes to Financial Statements.

GE S&S Income Fund	December 31, 2010

(dollars in thousands)

		Principal Amount	Fair Value
Short-Term Investments — 8.0%

Time Deposit — 2.9%

State Street Corp.
0.01%	01/03/11	$75,208	$75,208	(e)

U.S. Treasuries — 5.1%

U.S. Treasury Bill
0.05%	02/10/11	105,000	104,992	(d)
0.07%	01/27/11	30,000	29,996	(d)
			134,988

Total Short-Term Investments (Cost $210,190)			210,196

Total Investments (Cost $2,769,055)			2,795,567

Liabilities in Excess of Other Assets, net — (6.6)%			(173,892)

NET ASSETS — 100.0%			$2,621,675

Other Information

The Fund had the following long futures contracts open at December 31, 2010:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)
2 Yr. U.S. Treasury Note Futures	March 2011	1349	$295,305	$(352)
5 Yr. U.S. Treasury Note Futures	March 2011	270	31,784	(482)

The Fund had the following short futures contracts open at December 31, 2010:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)
Ultra Long U.S. Treasury Bond Futures	March 2011	765	$(97,227)	$(139)
10 Yr. U.S. Treasury Note Futures	March 2011	3223	(388,170)	4,728

				$3,755

See Notes to Schedules of Investments and Notes to Financial Statements.

(dollars in thousands) — December 31, 2010

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the Funds’ supplemental information disclosure document for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities amounted to $253,631 or 9.67% of the net assets of the GE S&S Income Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees. (Unaudited)

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(f)	Principal only security. These type of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(g)	Interest only security. These type of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	At December 31, 2010, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.

(i)	Variable or floating rate security. The stated rate represents the rate at December 31, 2010.

(j)	Step coupon bond. Security becomes interest bearing at a future date.

(k)	GEAM, the investment adviser of the Funds, also serves as investment adviser of the GEI Investment Fund.

(m)	Illiquid Securities at December 31, 2010, these securities amounted to $22,784 or 0.87% of net assets for the GE S&S Income Fund. These securities have been determined to be illiquid using procedures established by the Board of Trustees. (Unaudited)

(n)	Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

†	Percentages are based on net assets as of December 31, 2010.

**	Fair value is less than $500.

Abbreviations:

ADR	— American Depository Receipt

REIT	— Real Estate Investment Trust

REMIC	— Real Estate Mortgage Investment Conduit

STRIPS	— Separate Trading of Registered Interest and Principal of Security

TBA	— To be announced

Selected data based on a share outstanding throughout the fiscal years indicated

GE S&S Program Mutual Fund	2010	2009	2008	2007	2006
Inception date					1/1/80
Net asset value, beginning of year	$36.86	$28.15	$44.73	$46.31	$42.85
Income from investment operations:
Net investment income	0.57	0.51	0.60	0.74	0.91
Net realized and unrealized gains (losses) on investments	3.38	8.70	(16.58)	3.24	6.31
Total income (loss) from investment operations	3.95	9.21	(15.98)	3.98	7.22

Less distributions from:
Net investment income	0.58	0.50	0.60	0.74	0.90
Net realized gains	—	—	—	4.82	2.86
Total distributions	0.58	0.50	0.60	5.56	3.76

Net asset value, end of year	$40.23	$36.86	$28.15	$44.73	$46.31

TOTAL RETURN(a)	10.71%	32.71%	(35.70)%	8.53%	16.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$3,930,176	$3,720,632	$2,857,838	$4,678,236	$4,541,021
Ratios to average net assets:
Net investment income	1.49%	1.60%	1.53%	1.48%	1.95%
Net expenses	0.16%	0.19%	0.20%	0.10%	0.11%
Gross expenses	0.16%	0.19%	0.20%	0.10%	0.11%
Portfolio turnover rate	44%	45%	58%	55%	40%

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.

The accompanying Notes are an integral part of these financial statements.

Selected data based on a share outstanding throughout the fiscal years indicated

GE S&S Income Fund	2010	2009	2008	2007	2006
Inception date					1/3/80
Net asset value, beginning of year	$10.85	$10.49	$11.18	$11.15	$11.24
Income (loss) from investment operations:
Net investment income	0.42	0.44	0.50	0.62	0.60
Net realized and unrealized gains (losses) on investments	0.44	0.36	(0.69)	0.03	(0.09)
Total income (loss) from investment operations	0.86	0.80	(0.19)	0.65	0.51

Less distributions from:
Net investment income	0.44	0.44	0.50	0.62	0.60
Net realized gains	—	—	—	—	—
Total distributions	0.44	0.44	0.50	0.62	0.60

Net asset value, end of year	$11.27	$10.85	$10.49	$11.18	$11.15

TOTAL RETURN(a)	8.01%	7.80%	(1.73)%	6.03%	4.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$2,621,675	$2,437,612	$2,350,064	$2,527,067	$2,507,655
Ratios to average net assets:
Net investment income	3.78%	4.15%	4.64%	5.61%	5.47%
Net expenses	0.18%	0.19%	0.18%	0.15%	0.15%
Gross expenses	0.18%	0.19%	0.18%	0.15%	0.15%
Portfolio turnover rate	353%	322%	452%	426%	322%

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.

The accompanying Notes are an integral part of these financial statements.

Statements of Assets and Liabilities December 31, 2010 (Amounts in thousands)	GE S&S PROGRAM MUTUAL FUND	GE S&S INCOME FUND

ASSETS
Investments in securities, at fair value (cost $3,302,702 and $2,551,587 respectively)	$3,886,967	$2,578,458
Investments in affiliated securities at fair value (cost $0, and $7,277 respectively)	—	6,913
Short-term Investments (at amortized cost) (cost $39,595 and $210,190 respectively)	39,595	210,196
Foreign currency (cost $62 and $0, respectively)	62	—
Income receivables	2,582	24,464
Receivable for fund shares sold	2,626	854
Other assets	6	—
Total assets	3,931,838	2,820,885
LIABILITIES
Distribution Payable to Shareholders	—	309
Payable for investments purchased	—	194,930
Payable for fund shares redeemed	120	55
Payable to GEAM	1,016	1,164
Accrued other expenses	526	395
Variation margin payable	—	2,357
Total liabilities	1,662	199,210
NET ASSETS	$3,930,176	$2,621,675
NET ASSETS CONSIST OF:
Capital paid in	3,947,900	2,674,211
Undistributed (distribution in excess of) net investment income	—	(653)
Accumulated net realized gain (loss)	(601,989)	(82,151)
Net unrealized appreciation/ (depreciation) on:
Investments	584,265	26,513
Futures	—	3,755
NET ASSETS	$3,930,176	$2,621,675
Shares outstanding ($25.00 and $10.00 par value respectively; unlimited shares authorized)	97,693	232,613
Net asset value per share	$40.23	$11.27

The accompanying Notes are an integral part of these financial statements.

Statements of Operations For the Year ended December 31 , 2010 (Amounts in thousands)	GE S&S PROGRAM MUTUAL FUND	GE S&S INCOME FUND

INVESTMENT INCOME
Income:
Dividend	$58,967	$87
Interest	1,973	101,474
Less : Foreign taxes withheld	(278)	—
Total Income	60,662	101,561
Expenses:
Advisory and Administration fees	4,755	3,437
Transfer agent fees	367	402
Custody and accounting expenses	121	251
Professional fees	72	57
Registration, printing, filing and miscellaneous expenses	640	489
Total expenses	5,955	4,636
Net investment income	54,707	96,925
NET REALIZED AND UNREALIZED GAIN ( LOSS) ON INVESTMENTS

Realized gain (loss) on :
Investments	13,538	81,223
Futures	—	(28,980)
Foreign currency related transactions	(10)	(129)

Increase in unrealized appreciation on:
Investments	313,164	45,941
Futures	—	1,245
Net realized and unrealized gain on investments	326,692	99,300
Net increase in net assets resulting from operations	$381,399	$196,225

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the year ended December 31, 2010 and 2009 (Amounts in thousands)	GE S&S PROGRAM MUTUAL FUND		GE S&S INCOME FUND

	2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income	$54,707	$50,627	$96,925	$97,267
Net realized gain (loss) on investments, futures	13,528	(364,491)	52,114	(55,964)
Net increase in unrealized appreciation on investments, futures	313,164	1,230,943	47,186	135,634
Net increase from operations	381,399	917,079	196,225	176,937
Distributions to shareholders from:
Net investment income	(55,766)	(50,216)	(100,470)	(97,663)
Total distributions	(55,766)	(50,216)	(100,470)	(97,663)
Increase in net assets from operations and distributions	325,633	866,863	95,755	79,274
Share transactions:
Proceeds from sale of shares	115,844	160,374	111,031	72,733
Value of distributions reinvested	52,150	46,834	95,911	92,933
Cost of shares redeemed	(284,083)	(211,277)	(118,634)	(157,392)
Net increase (decrease) from share transactions	(116,089)	(4,069)	88,308	8,274
Total increase (decrease) in net assets	209,544	862,794	184,063	87,548

NET ASSETS
Beginning of year	3,720,632	2,857,838	2,437,612	2,350,064
End of year	$3,930,176	$3,720,632	$2,621,675	$2,437,612
Undistributed (distribution in excess of) net investment income, end of year	$—	$503	$(653)	$3,775

CHANGES IN FUND SHARES

Shares sold by subscription	3,116	5,259	9,943	6,893
Issued for distributions reinvested	1,293	1,260	8,589	8,788
Shares redeemed	(7,668)	(7,096)	(10,615)	(14,985)
Net increase (decrease) in fund shares	(3,259)	(577)	7,917	696

The accompanying Notes are an integral part of these financial statements.

December 31, 2010

1.	Organization of the Funds

The GE S&S Program Mutual Fund and GE S&S Income Fund (collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as open-end management investment companies. The Funds are two of the investment options offered under the GE Savings & Security Program (the “Program”). The Program, through a trust, owns 63% of the GE S&S Program Mutual Fund and 69% of the GE S&S Income Fund. The Funds operate as Employees’ Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

GE Asset Management Incorporated (GEAM) is the Funds’ investment adviser and a wholly-owned subsidiary of General Electric Company.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are not items to report.

The following summarizes the significant accounting policies of the Trust:

Securities Valuation and Transactions.  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Foreign Currency  Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign

December 31, 2010

currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Funds are subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds entered into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments.

Futures Contracts  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

Options  Certain Funds purchase and write options, subject to certain limitations. The Funds invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund’s exposure to the underlying instrument while

December 31, 2010

buying puts and writing calls tend to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

When-Issued Securities and Forward Commitments Certain Funds purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

Forward Foreign Currency Exchange Contracts  Certain Funds enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds’ currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds’ financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds’ risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters

December 31, 2010

into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discounts and amortization premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes in foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses  Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEAM, and reimbursed by the Funds.

Federal Income Taxes  The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active

December 31, 2010

markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 - Quoted prices for identical investments in active markets.

Level 2 - Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 - Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Municipal obligations are valued at the quoted bid prices, when available. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities.

December 31, 2010

In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing vendors may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances we classify the investment securities in Level 3.

The Funds use non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Funds‘ financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Short-term securities of sufficient credit quality held by a fund with remaining maturities of 60 days or less at time of purchase are valued on the basis of amortized cost which approximates market value and these are included in Level 2.

A Fund’s written or purchased options are valued at the last sale price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the valuation committee. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a model to identify affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from

December 31, 2010

one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Funds could sell a portfolio security for the value established for it at any time and it is possible that the Funds would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

The following tables present the Funds' investments measured at fair value on a recurring basis at December 31, 2010:

(dollars in thousands)
Fund	Investments	Level 1	Level 2	Level 3	Total

GE S&S Program Mutual Fund	Investments in Securities
	Common Stock	$3,886,967	$—	$—	$3,886,967
	Short-Term Investments	—	39,595	—	39,595

	Total Investments in Securities	$3,886,967	$39,595	$—	$3,926,562

December 31, 2010

(dollars in thousands)
Fund	Investments	Level 1	Level 2	Level 3	Total
GE S&S Income Fund	Investments in Securities
	U.S. Treasuries	$—	$473,360	$—	$473,360
	Agency Mortgage Backed	—	772,430	—	772,430
	Agency CMOs	—	61,423	3,698	65,121
	Asset Backed	—	38,621	157	38,778
	Corporate Notes	—	861,732	—	861,732
	Non-Agency CMOs	—	274,142	1,965	276,107
	Sovereign Bonds	—	75,078	—	75,078
	Municipal Notes and Bonds	—	15,852	—	15,852
	Other Investments	—	6,913	—	6,913
	Short-Term Investments	—	210,196	—	210,196

	Total Investments in Securities	$—	$2,789,747	$5,820	$2,795,567

	Other Financial Instruments
	Futures Contracts — Unrealized Appreciation	$4,728	$—	$—	$4,728
	Futures Contracts — Unrealized Depreciation	(973)	—	—	(973)

	Total Other Financial Instruments	$3,755	$—	$—	$3,755

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended December 31, 2010:

(dollars in thousands)
GE S&S Income Fund	Agency Mortgage Backed	Agency CMOs	Asset Backed	Corporate Notes	Non-Agency CMOs	Total
Balance at 12/31/09	$72,584	$23,224	$155	$4,814	$2,715	$103,492
Accrued discounts/premiums	—	(1,854)	—	(25)	—	(1,879)
Realized gain (loss)	300	(48)	1	(404)	(4,417)	(4,568)
Change in unrealized gain (loss)	(212)	551	38	1,859	7,683	9,919
Net purchases (sales)	(62,633)	(22,108)	(37)	(3,360)	(2,309)	(90,447)
Net transfers in and out of Level 3	(10,039)	3,933	—	(2,884)	(1,707)	(10,697)
Balance at 12/31/10	$—	$3,698	$157	$—	$1,965	$5,820
Change in unrealized gain (loss) relating to securities still held at 12/31/10	$—	$2,300	$38	$—	$2,433	$4,771

Transfers in and out of Level 3 are considered to occur at the beginning of the period.

December 31, 2010

4.	Derivatives Transactions

(Dollars in Thousands)

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2010.

	Asset Derivatives		Liability Derivatives
Fund/Contracts	Location	Fair Value$	Location	Fair Value$
S&S Income Fund
Interest Rate Contracts	Assets, Net Assets — Unrealized Appreciation/ (Depreciation) on Futures	4,728	Liabilities, Net Assets Unrealized Depreciation on Futures	(973)

Shown below are the effects of derivative instruments on the Funds' Statements of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

	Location	Notional Amount of Futures Contracts Purchased/(Sold)$	Realized Gain or (Loss)$	Change in Unrealized Appreciation/(Depreciation)$
S&S Income Fund
Interest Rate Contracts	Net realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on futures	6,405,094/ (6,538,209)	(28,980)	1,245

5.	Line of Credit

The Trust shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Trust has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $125 million. The credit facilities were not utilized by the Trust during the period ended December 31, 2010.

6.	Fees and Compensation Paid to Affiliates

Advisory and Administration Expenses

During 2010, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and for services GEAM rendered as shareholder servicing agent. These expenses are included as advisory and administration expenses and shareholder servicing agent expense in the Statements of Operations. The Trustees received no compensation as trustees for the Funds.

December 31, 2010

7.	Investment Transactions

Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 2010, were as follows:

(In Thousands)	U.S. Government Securities			Other Securities
	Purchases		Sales	Purchases	Sales
GE S&S Program Mutual Fund	$—		$—	$1,593,427	$1,719,147
GE S&S Income Fund		6,173,002	5,920,299	2,409,919	2,363,720
8.	Income Taxes

The Funds are subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Funds’ net assets required under ASC 740. The Funds’ 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2010, information on the tax components of capital is as follows (dollars in thousands):

	Cost of Investments For Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Appreciation/ (Depreciation)	Undistributed (Accumulated Capital Loss)	Post October Losses
GE S&S Program Mutual Fund	$3,463,200	$630,745	$(167,383)	$463,362	$(481,086)	$—
GE S&S Income Fund	2,775,412	84,743	(64,588)	20,155	(72,649)	(42)

As of December 31, 2010, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund	Amount	Expires
GE S&S Program Mutual Fund	$116,688	12/31/2016
	364,398	12/31/2017
GE S&S Income Fund	72,649	12/31/2017

December 31, 2010

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2010, the Funds utilized prior year capital loss carryovers as follows:

Fund	Amount
GE S&S Program Mutual Fund	$33,806
GE S&S Income Fund	57,556

Any net capital and currency losses incurred after October 31, within each Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses.

The Funds elected to defer losses incurred after October 31, 2010 as follows:

Fund	Capital	Currency
GE S&S Program Mutual Fund	$—	$—
GE S&S Income Fund	—	42

The tax composition of distributions paid during the year ended December 31, 2010 was as follows:

Fund	Ordinary Income
GE S&S Program Mutual Fund	$55,766
GE S&S Income Fund	100,470

Distributions to Shareholders

GE S&S Income Fund declares investment income dividends daily and pays them monthly. The GE S&S Program Mutual Fund declares and pays dividends from investment income annually. The Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized and unrealized gains and losses on foreign currency contracts, futures, losses deferred on offsetting positions, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2010 were as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid in Capital
GE S&S Program Mutual Fund	$556	$5	$(561)
GE S&S Income Fund	(883)	1,436	(553)

The Shareholders and Board of Directors

GE S&S Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the GE S&S Program Mutual Fund and GE S&S Income Fund, each a series of GE S&S Funds (collectively, the “Funds”), as of December 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GE S&S Program Mutual Fund and GE S&S Income Fund as of December 31, 2010, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2011

For the year ended December 31, 2010

In Thousands

Summary

For the fiscal year ended December 31, 2010 certain dividends paid by the fund may be subject to a maximum income tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the ordinary dividends paid during the fiscal year, the following represent the amounts that may be considered qualified dividend income:

Fund name	Qualified Dividend Income
General Electric S&S Program Mutual Fund	$55,206

For corporate shareholders, of the ordinary dividends paid, the following represent the amounts that may be eligible for the dividends received deduction:

Fund name	Dividends Received Deduction
General Electric S&S Program Mutual Fund	97.94%

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

The Board of Trustees of the GE S&S Mutual Funds1 (the “Board”) considered and all those that were present unanimously approved the continuance of the investment advisory agreements with GE Asset Management Incorporated (“GEAM”) at a meeting held on December 13, 2010.

In considering whether to approve the Funds’ investment advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided by GEAM personnel. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategies as the Funds. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving each Fund’s investment advisory agreement, the Board members received and considered memoranda prepared by GEAM personnel that set forth detailed information, including substantial exhibits and other materials related to GEAM’s business and the services it provides to each Fund. The Board members also reviewed materials discussing the legal standards for the consideration of the proposed continuances. The Board members reviewed and discussed the proposed continuance of the agreements with GEAM personnel, including representatives from the legal, compliance and finance departments and senior members of each relevant investment group (e.g., equity, fixed income). The Board members also heard presentations by these representatives, and posed questions and engaged in substantive discussions with them concerning the Funds’ operations and the investment process employed for each Fund. The Board members took into account that many of them possess multi-year experience as Board members and that all of them possess a great deal of knowledge about GEAM and the Funds in their capacities as senior officers of GEAM. They also took into account their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM personnel, in its oral presentations, to highlight material differences from the information presented in recent years.

In reaching their determinations relating to continuance of the Funds’ investment advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund separately, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

The Nature, Extent And Quality Of Services Provided

The Board members reviewed the services provided by GEAM and concurred that GEAM provides high quality advisory and administrative services to the Funds. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term

1 The GE S&S Mutual Funds include the GE S&S Income Fund and GE S&S Program Mutual Fund (each, a “Fund” and collectively, the “Funds”).

performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Funds; (iv) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience relevant to the Funds; (v) access to significant technological resources from which the Funds may benefit; and (vi) a favorable history and reputation. The Board members noted that each Fund represents only a small amount of the overall assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In particular, the Board members discussed that the Funds benefit from a large staff of research analysts employed by GEAM.

In light of the foregoing, the Board members concluded that the services provided by GEAM continue to be satisfactory.

Investment Performance Of The Funds

The Board members considered the investment performance of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indices and peer groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in discussions with GEAM personnel regarding the investment process and performance results for each Fund. These discussions focused on each Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and each Fund’s relative underperformance. The Board members discussed GEAM’s investment approach with respect to each of the Funds, and that the performance of the Funds is consistent with GEAM’s articulated long-term approach and overall investment philosophy.

The Board members concluded that the Funds’ performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided To The Funds

The Board members considered the cost of the services provided by GEAM, noting that, pursuant to each investment advisory agreement, GEAM is reimbursed for its reasonable costs incurred in providing the services contemplated by those agreements and is not paid a management fee. The Board also noted that GE Investment Distributors, Inc. (“GEID”), a subsidiary of GEAM, is reimbursed for its reasonable costs incurred in providing services specified in its agreement with the Funds as unitholder servicing agent and is not paid a unitholder servicing fee. The Board members considered that the charges resulting from this arrangement involve all of the expenses incurred by GEAM and GEID with respect to the management and unitholder operations of the Funds, including, without limitation, indirect allocable overhead costs and the direct and indirect costs of GEAM and GEID personnel providing investment management and other services to the Funds. The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM and the charges that result from those services and were provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. The Board members also noted that none of the charges resulting from the Funds’ arrangements with GEAM and GEID may include any element of profit.

The Board members reviewed the information they had requested from GEAM personnel concerning the underlying assumptions and methods of cost allocation used by GEAM in allocating its costs and those of the other Fund service providers, including GEID. The Board members also discussed with GEAM personnel the basis for their belief that the methods of allocation used were reasonable for each area of GEAM’s business.

Based on their review, the Board members concluded that they were satisfied that the assumptions and methods used in cost allocation and the level of expenses incurred by the Funds were not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized For The Benefit Of Fund Shareholders As The Funds Grow

The Board members considered the extent to which economies of scale would be realized for the benefit of Fund investors as the Funds grow. The Board noted that, although none of the Funds experienced significant growth in assets over the past year, the Funds continue to enjoy fee and expense levels within or below the group of lowest fee and expense funds in their respective peer group comparisons.

The Board members recognized the significant benefits to the Funds resulting from their arrangement with GEAM, which causes them to bear only the reasonable costs incurred by GEAM and GEID, without any element of profit, for the substantial services they provide to the Funds. The Board members also recognized the benefits to the Funds of being able to leverage a favorable cost structure achieved with respect to the Funds’ other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Costs To Be Incurred

The Board members discussed the services provided to the Funds by GEAM, and the costs incurred by the Funds for those services. The Board members reviewed information concerning the Funds’ expense ratios, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that, in all cases, the Funds enjoy expense levels within or below the group of lowest cost funds in each peer group comparison. In light of this information, the Board members determined that the level of expenses incurred was reasonable in relation to the services provided to the Funds.

Fall-Out Benefits

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Funds, including, where applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Funds benefit from the vast array of resources available through GEAM, and that each Fund represents only a small amount of the overall assets managed by GEAM.

Conclusion

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board members concluded that the proposed level of cost reimbursement to GEAM and projected total expense ratios for the Funds are reasonable in relation to the services provided. In view of these facts, the Board members concluded that the renewal of each advisory agreement was in the best interests of the Funds and their shareholders.

Information about Trustees and Executive Officers:

The business and affairs of the Trust are managed under the direction of the GE S&S Mutual Funds’ Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

Interested Trustees and Executive Officers

James W. Ireland III

Address  c/o GEAM 3001 Summer St. Stamford, CT 06905

Age   55

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – three years

Principal Occupation(s) During Past 5 Years  President, Chief Executive Officer, and Director of GEAM since June 2007; President, NBC Universal Television Stations from December 1999 to July 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of the Norman Rockwell Museum since September 1997 and Treasurer of the Norman Rockwell Museum Board of Trustees since September 1998; Member of the Board of Directors of the Damon Runyon Cancer Research Foundation since October 2008; Trustee and Vice Chair of the Campaign Steering Committee of St. Lawrence University since July 2001; Trustee of Elfun Funds and General Electric Pension Trust since July 2007.

Paul M. Colonna

Address  c/o GEAM, 3001 Summer St. Stamford, CT 06905

Age  42

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – three years

Principal Occupation(s) During Past 5 Years  President – Fixed Income at GEAM since March 2007; Executive Vice President of GEAM from February 2007 to March 2007; Senior Vice President-Total Return Management at GEAM from March 2005 to March 2007; Senior Vice President-Structured Products at GEAM from March 2002 to March 2005.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since February 2007; Director of GE Asset Management Limited (GEAML) since December 2007.

Michael J. Cosgrove

Address  c/o GEAM 3001 Summer St. Stamford, CT 06905

Age  61

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 23 years

Principal Occupation(s) During Past 5 years  President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM since March 2007; Executive Vice President of GEAM from February 2007 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President – Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

Number of Portfolios in Fund Complex Overseen by Trustee  51

Other Directorships Held by Trustee  Chairman of the Board and President of GE Funds since 1993 to February 2011 and GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds and General Electric Pension Trust since 1988; Trustee of Fordham University and Elfun Foundation; Director, GE Asset Management (Ireland), GE Asset Management Funds Plc, GE Asset Management Canada Company, GE Asset Management Limited and GE Volunteers.

Ralph R. Layman

Address  c/o GEAM 3001 Summer St. Stamford, CT 06905

Age  55

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 19 years

Principal Occupation(s) During Past 5 years  President and Chief Investment Officer - Public Equities and a Director at GEAM since July 2009; President - International Equities from March 2007 to July 2009; Executive Vice President of GEAM from 1993 to March 2007; Executive Vice President – International Equity Investments at GEAM from 1993 to March 2007; Executive Vice President – International Equity Investments of GEIC from 1993-2000 (when GEIC was merged into GEAM); Senior Vice President – International Equity Investments of GEAM and GEIC from 1991 until 1993; Executive Vice President, Partner and Portfolio Manager of Northern Capital Management from 1989-1991; and prior thereto, Vice President and Portfolio Manager of Templeton Investment Counsel.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since 1993; Director of GE Asset Management Limited (GEAML) since September 1995.

Matthew J. Simpson

Address  c/o GEAM, 3001 Summer St. Stamford, CT 06905

Age  49

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  3 years

Principal Occupation(s) During Past 5 Years  Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  51

Other Directorships Held by Trustee  Trustee of GE Institutional Funds and GE LifeStyle Funds since July 2007; Director of GE Investments Funds, Inc. since July 2007; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007. Trustee of GE Funds since July 2007 to February 2011.

Donald W. Torey

Address  c/o GEAM 3001 Summer St. Stamford, CT 06905

Age  53

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 17 years

Principal Occupation(s) During Past 5 years  President – Alternative Investments at GEAM since March 2007; Executive Vice President of GEAM from 1997 to March 2007; Executive Vice President – Alternative Investments from 1997 to March 2007; Director of GEIC from 1993-2000 (when GEIC was merged into GEAM); Executive Vice President – Alternative Investments of GEIC from 1997-2000; Executive Vice President – Finance and Administration of GEAM and GEIC from 1993 to 1997; Manager – Mergers and Acquisitions Finance for GE from 1989-1993; Vice President – Private Placements of GEIC from 1988-1989.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since 1993.

John J. Walker

Address  c/o GEAM 3001 Summer St. Stamford, CT 06905

Age  57

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 11 years

Principal Occupation(s) During Past 5 years  Chief Operating Officer of GEAM since January 2008; Chief Financial Officer of GEAM from 1999-2008; Chief Financial Officer of GEIC from 1999-2000 (when GEIC was merged into GEAM); Chief Financial Officer of GE Capital – Global Consumer Finance from 1996-1999; Chief Financial Officer of GE Capital – Commercial Finance from 1992 to 1996; Finance Director of GE Capital – TIFC from 1988-1992.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since 1999; Director of GE Asset Management Limited (GEAML) since July 1995.

David Wiederecht

Address  c/o GEAM, 3001 Summer St. Stamford, CT 06905

Age  54

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 2 years

Principal Occupation(s) During Past 5 Years  Director of GEAM and President and Chief Investment Officer – Investment Strategies since February 2008; Managing Director – Alternative Investments from 2004 to 2008; Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since 2008; Director of Edmunds Holding Company since 1999; Director of The Ritten-house Hotel and Condominium since 1992; Director of Ross-Simons, Inc. since 2001.

Tracie Winbigler

Address  c/o GEAM, 3001 Summer St. Stamford, CT 06905

Age  45

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – less than a year

Principal Occupation(s) During Past 5 Years  GE’s HealthAhead Finance Leader, overseeing all financial aspects of GE’s company-wide initiative to drive employee engagement in a culture of health. Prior to this role, she was the Chief Financial Officer of GE Transportation in Erie, PA, which followed various positions at NBC Universal including Executive Vice President, Chief Financial Officer Integrated Media and Executive Vice President, Chief Financial Officer for TV Group (which includes NBCU’s owned & operated television stations, Sports, Olympics, and Telemundo) and NBCU Digital Media. In 2004, she joined NBCU as Executive Vice President, Chief Financial Officer of the Television Stations Division, which included 14 NBC stations and 15 Telemundo stations. From 2002 - 2004 Tracie was the Chief Financial Officer at GE Nuclear Energy in Wilmington, NC. Earlier in her career she was NBC’s Chief Financial Officer of Affiliate Relations & Broadcast and Network Operations (2000 - 2002), Quality for the GE Plastics Joint Venture in Tokyo. She was a member of GE’s Corporate Audit Staff for six years, after joining the company in its Financial Management Program. Tracie attended Ohio Wesleyan University and graduated with a B.A. degree in Economics with Management Concentration.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Member of the IESE Business School, Global Women’s Forum Advisory Board.

Investment Adviser

GE Asset Management Incorporated

Program Trustees and Officers of the Investment Adviser

James W. Ireland III, Trustee, President and Chief Executive Officer of GE Asset Management Incorporated (GEAM)

Cheryl H. Beacock, Senior Vice President of GEAM, Human Resources

Paul M. Colonna, Trustee, President and Chief Investment Officer – Fixed Income Investments

Michael J. Cosgrove, Trustee, President and CEO – Mutual Funds and Intermediary Business

Ralph R. Layman, Trustee, President and Chief Investment Officer – Public Equity Investments (since July 2009)

Maureen B. Mitchell, President - Institutional Sales and Marketing (since July 2009)

Steve Rullo, Chief Information Officer (since February 2011)

Matthew J. Simpson, Trustee, Executive Vice President of GEAM, General Counsel and Secretary

Donald W. Torey, Trustee, President – Alternative Investments and Real Estate

John J. Walker, Trustee, Executive Vice President of GEAM, Chief Operating Officer

David Wiederecht, Trustee, President and Chief Investment Officer – Investment Strategies

Tracie Winbigler, Trustee, Executive Vice President of GEAM, Chief Financial Officer*

*	Effective January, 2011.

Portfolio Managers

GE S&S Program Mutual Fund	GE S&S Income Fund
George A. Bicher	Paul M. Colonna
Stephen V. Gelhaus	William Healey
Thomas R. Lincoln	Mark H. Johnson
Paul C. Reinhardt	Vita Marie Pike

Independent Registered Public Accounting Firm

KPMG LLP

Custodian

State Street Bank & Trust Company

Shareholder Servicing Agent

Address all inquiries inside the Program to:	Address all inquiries outside the Program to:
GE S&SP Service Center	GE S&S Mutual Funds
c/o Fidelity Investments	c/o PNC Global Investment Servicing
P.O. Box 770003	P.O. Box 9838
Cincinnati, OH 45277-0065	Providence, RI 02940

INSIDE THE SAVINGS & SECURITY PROGRAM

Shares or units held inside the Program have been credited to your account as a result of contributions and investment earnings. For a statement summarizing your account balance in the Program, please refer to Your Personal Share statement (a copy of which may be obtained on benefits.ge.com) or your S&SP Quarterly Investment Statement, which is provided quarterly and is available online at any time or upon request. You may obtain additional information and process transactions on investments held inside the Program by calling:

GE S&SP Service Center:    1-877-55-GESSP (1-877-554-3777)

    or visit benefits.ge.com and click on My GE S&SP

OUTSIDE THE SAVINGS & SECURITY PROGRAM

If shares of Program Mutual and Income Funds have been distributed to you from the Program, information on these investments may be obtained by calling:

GE Asset Management — Shareholder Services:    1-800-242-0134

    or visit www.geam.com

GE S&S Funds

3001 Summer Street

Stamford, CT 06905

Distributor

GE Investment Distributors Inc.

Member FINRA and SIPC

3001 Summer Street

PO Box 7900

Stamford, CT 06904-7900

www.geam.com

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first, second and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds’ website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds’ website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

SS-1 (2/11)

ITEM 2.	CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Donald W. Torey, Tracie Winbigler and John J. Walker are designated as audit committee financial experts for the Funds; and further that it is the finding of the Board of Trustees that Mr. Torey and Ms. Winbigler qualifies as an audit committee financial experts. Each audit committee member is deemed to be an “interested person” of the Funds as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $17,200 in 2009 and $18,300 in 2010.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Registrant during the Reporting Periods.

(e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the S&S Funds (the “Funds”) Board of Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund’s independent accountants/auditors (the “Auditor”). As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1. Selection and Pre-Approval of Auditor and Approval of Fees.

(i) The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund’s investment adviser and the extent to which the Auditor provides non-audit services to the Fund’s investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below; (ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board (“ISB”), because, in the Auditor’s professional judgment, such relationships may reasonably be thought to bear on the Auditor’s independence with respect to the Fund; and (iii) monitoring the Auditor’s compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund’s audits and any partner responsible for the reviewing the Fund’s audits. The Audit Committee shall review the Auditor’s specific representations as to its independence.

(b) The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below. The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.

2. Meetings with the Auditor. The Audit Committee shall meet with the Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:

(a) to review the arrangements for and scope of the annual audit and any special audits;

(b) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, all critical accounting policies and practices to be used;

(c) to discuss any matters of concern relating to the Fund’s financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;

(d) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;

(e) to discuss the opinion the Auditor has rendered regarding the Fund’s financial statements;

(f) to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund’s investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund’s principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides “ongoing” services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a “Covered Affiliate” and collectively, “Covered Affiliates”);

(g) to review, in accordance with current standards of ISB, all relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor’s professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;

(h) to consider the Auditor’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and responses thereto by the Fund’s officers and Fund management, as well as other personnel;

(i) to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund’s officers and/or by officers or employees of the Fund management of such improprieties;

(j) to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund’s assets and their financial reporting;

(k) to report on the Fund’s qualification under Subchapter M of the Internal Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund’s tax returns; and

(l) to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.

If the Auditor’s report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund’s fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.

3. Change in Accounting Principles. The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund’s officers.

4. Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5. Prohibited Activities of the Auditor. The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor. The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAPHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2009 or 2010 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2009 and $0 in 2010.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates that were not pre-approved.

ITEM 5.	Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The Registrants audit committee members are: Donald W. Torey, Tracie Winbigler and John J. Walker.

ITEM 6.	Schedule of Investments.

Attached as part of ITEM 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

ITEM 10.	Submission of Matters to a Vote of Security Holders.

No material changes.

ITEM 11.	CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

(a) Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of James W. Ireland and Eunice Tsang as principal executive officer and principal financial officer, respectively of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

General Electric S&S Income Fund

By:	/S/ JAMES W. IRELAND
James W. Ireland
Trustee, President and Chief Executive Officer GE Asset Management Incorporated

Date:	March 09, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ JAMES W. IRELAND
James W. Ireland
Trustee, President and Chief Executive Officer GE Asset Management Incorporated

Date:	March 09, 2011

By:	/S/ EUNICE TSANG
Eunice Tsang
Treasurer, S&S Funds

Date:	March 09, 2011

EXHIBIT INDEX

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.